As filed with the Securities and Exchange Commission on September 1, 2009

================================================================================
                                                 1933 Act File No. 333-________
                                                    1940 Act File No. 811-22080

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

(Check appropriate box or boxes)

[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]  Pre-Effective Amendment No. __
[ ]  Post-Effective Amendment No. __

and

[ ]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]  Amendment No. 3

                     First Trust Active Dividend Income Fund
          Exact Name of Registrant as Specified in Declaration of Trust

           120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (630) 765-8000
               Registrant's Telephone Number, including Area Code

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                             Wheaton, Illinois 60187

  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          Copies of Communications to:

                               Eric F. Fess, Esq.
                             Chapman and Cutler LLP
                             111 West Monroe Street
                             Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: From time to time after the effective date of this Registration Statement

_______________

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

It is proposed that this filing will become effective (check appropriate box)

     [   ] when declared effective pursuant to section 8(c)
_______________


CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

===============================================================================

-------------------------------------------------------------------------------
                                                    Proposed
                                Proposed Maximum
    Title of                         Maximum        Aggregate       Amount of
   Securities     Amount Being   Offering Price     Offering       Registration
Being Registered   Registered     Per Share(1)      Price(1)          Fee(2)
-------------------------------------------------------------------------------
 Common Shares,     3,300,000        $11.40        $37,620,000        $2,182
$0.01 par value      shares
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(1) Estimated pursuant to Rule 457(c) of the Securities Act of 1933, as amended, solely for the purpose of determining the registration fee, based upon the average of high and low prices reported on August 27, 2009, as reported on the NYSE.

(2) Transmitted prior to filing.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

===============================================================================

                 SUBJECT TO COMPLETION, DATED SEPTEMBER 1, 2009

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.


BASE PROSPECTUS

                     FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                          UP TO 3,300,000 COMMON SHARES

-------------------------------------------------------------------------------

   The Fund. First Trust Active Dividend Income Fund (the "Fund") is a diversified, closed-end management investment company which commenced operations in September 2007.

   Investment Objective. The Fund's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved.

   Investment Strategy. Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined on page 13 of this base prospectus) in a diversified portfolio of dividend-paying multi-cap equity securities of both U.S. and non-U.S. issuers that the Fund's sub-advisor believes offer the potential for attractive income and/or capital appreciation. In selecting securities for investment by the Fund, one of the key considerations of the Fund's Sub-Advisor (as defined below) is whether the securities pay dividends that are eligible for the reduced federal income tax rates applicable to qualified dividend income. Under normal market conditions, the Sub-Advisor anticipates that at least 50% of the Fund's distributions will qualify for the reduced federal tax rates applicable to qualified dividend income. However, the actual percentage may vary in the future due to a variety of factors, including changes to the current federal tax laws or implementation of certain of the Fund's investment strategies.

   The Fund's currently outstanding common shares are, and the common shares offered in this prospectus will be, subject to notice of issuance, listed on the New York Stock Exchange ("NYSE") under the trading or "ticker" symbol "FAV." The net asset value of the Fund's common shares on June 30, 2009 was $9.74 per common share, and the last sale price of the common shares on the NYSE on such date was $10.79.

   The Fund may offer, on an immediate, continuous or delayed basis, up to 3,300,000 of the Fund's common shares in one or more offerings. The Fund may offer its common shares in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of the common shares.

   The Fund may offer the common shares directly to one or more purchasers, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of the common shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. For more information about the manner in which the Fund may offer the common shares, see "Plan of Distribution." The common shares may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement.

   Investing in common shares involves certain risks. You could lose some or all of your investment. See "Risks" beginning on page 23.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                              (continued on the following page)

   (continued from previous page)

   Investment Advisor and Sub-Advisor. First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor") is the Fund's investment advisor, responsible for supervising the Fund's Sub-Advisor, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor, in consultation with the Sub-Advisor, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor") is the Fund's sub-advisor and is primarily responsible for the day-to-day supervision of the investment strategy of the Fund.

First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $20 billion in assets which it managed or supervised as of June 30, 2009. Aviance serves as investment advisor to investment portfolios with approximately $261 million in assets, which it managed as of June 30, 2009. See "Management of the Fund."

  You should read this prospectus and any prospectus supplement, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. This prospectus, together with any prospectus supplement, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. The Statement
of Additional Information (the "SAI"), dated    , 2009, containing additional
information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 46 of this prospectus, annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by calling (800) 988-5891, by writing to the Fund or from the Fund's website (http://www.ftportfolios.com). Please note that the information contained in the Fund's website, whether currently posted or posted in the future, is not part of this prospectus or the documents incorporated by reference in this prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission's website (http://www.sec.gov).

   Shares of common stock of closed-end investment companies, like the Fund, frequently trade at discounts to their net asset values. If the Fund's common shares trade at a discount to net asset value, the risk of loss may increase for purchasers in this offering, especially for those investors who expect to sell their common shares in a relatively short period after purchasing shares in this offering. See "Risks-Market Discount From Net Asset Value."

   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                          Prospectus dated       , 2009

             Cautionary Notice Regarding Forward-Looking Statements

   This prospectus, any accompanying prospectus supplement and the SAI, including documents incorporated by reference, contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial and other markets, the price at which the Fund's common shares will trade in the public markets and other factors discussed in the Fund's periodic filings with the Securities and Exchange Commission (the "SEC").

   Although we believe that the expectations expressed in these forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in these forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks" section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be. We do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "1933 Act").

   Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risks" section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in the Fund's securities.

                               PROSPECTUS SUMMARY

   This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should carefully read the entire prospectus, any related prospectus supplement and the SAI, including the documents incorporated by reference, particularly the section entitled "Risks" beginning on page 23.

The Fund...............   First Trust Active Dividend Income Fund (the "Fund")
                          is a diversified, closed-end management investment company which commenced operations in September 2007.
                          The Fund's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation. The Fund completed its initial public offering of common shares in September 2007, raising approximately $122,000,000 in equity after the payment of offering expenses. As of June 30, 2009, the Fund had 7,215,625 common shares outstanding and net assets applicable to common shares of $70,284,646. The common shares of beneficial interest offered by this prospectus are called "Common
                          Shares" and the holders of Common Shares are called
                          "Common Shareholders" in this prospectus. As used in this prospectus, unless the context requires otherwise, "common shares" refers to the Fund's common shares of beneficial interest currently outstanding as well as those Common Shares offered by this prospectus and the holders of common shares are called "common shareholders."

Investment Advisor
and Sub-Advisor........   First Trust Advisors is the Fund's investment advisor,
                          responsible for supervising the Fund's Sub-Advisor, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor, in consultation with the Sub-Advisor, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Aviance Capital Management, LLC is the
                          Fund's sub-advisor and is primarily responsible for the day-to-day supervision and investment strategy of the Fund.

                          First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $20 billion in assets which it managed or supervised as of June 30, 2009.

                          Aviance, a registered investment advisor, is a Florida limited liability company. Aviance was organized in November 2006 and had approximately $261 million in assets under management as of June 30, 2009. Aviance's investment team has approximately 6 years of experience working together and approximately 50 years of cumulative industry experience. First Trust Portfolios L.P., an affiliate of the Advisor, has acquired a minority interest in Aviance. See "Management of the Fund-Sub-Advisor" in this prospectus and "Sub-Advisor" in the SAI.

The Offering............  The Fund may offer, on an immediate, continuous or delayed basis, up to 3,300,000 Common Shares on terms to be determined at the time of the offering. The Common Shares will be offered at prices and on terms to be set forth in one or more prospectus supplements to this prospectus. Offerings of the Common Shares will be subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), which generally require that the public offering price of common shares of a closed-end investment company (exclusive of distribution commissions and discounts) must equal or exceed the net asset value per share of the company's common shares (calculated within 48 hours of pricing), absent shareholder approval or under certain other circumstances. See "Description of Shares."

                          The Fund may offer the Common Shares directly to one or more purchasers, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of the Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." The Common Shares may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of the Common Shares.

Use of Proceeds........   Unless otherwise specified in a prospectus supplement,
                          the Fund will use the net proceeds from the sale of the Common Shares primarily to invest in accordance with its investment objectives and policies, or use such proceeds for other general corporate purposes.

Distributions..........   The Fund's present distribution policy, which may be
                          changed at any time by the Board of Trustees, is to make a level dividend distribution each quarter to common shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time.
                          If, for all quarterly distributions, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the sum of all of the distributions for the taxable year, the difference will generally be a tax-free return of capital distributed from the Fund's assets. In addition, the Fund intends to distribute any net realized long-term capital gains to common shareholders as long-term capital gain dividends at least annually. In general, the total distributions made in any taxable year (other than distributions of net capital gains) would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the common shareholder's adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its common shareholders.

                          Unless an election is made to receive dividends in cash, common shareholders will automatically have all dividends and distributions reinvested in the Fund's common shares through the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."

                          If the Fund realizes a long-term capital gain, it will be required to allocate such gain between common shares and preferred shares, if any, issued by the Fund in proportion to the total dividends paid to each class of shares for the year in which the income is realized. See "Distributions." The Fund has not issued any preferred shares.

Investment Objectives
and Policies...........   The Fund's primary investment objective is to seek a
                          high level of current income. It has a secondary objective of capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved.

                          Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined on page 13 of this prospectus) in a diversified portfolio of dividend-paying multi-cap equity securities of both U.S. and non-U.S. issuers that the Sub-Advisor believes offer the potential for attractive income and/or capital appreciation. The Fund combines four quantitative and fundamental research-driven investment strategies--value, growth, dividend capture rotation and special dividends identification--with the aim of providing a balanced approach to income, capital gains and tax efficiency. In selecting securities for investment by the Fund, one of the Sub-Advisor's key considerations is whether the securities pay dividends that are eligible for the reduced federal income tax rates applicable to qualified dividend income. Under normal market conditions, the Sub-Advisor anticipates that at least 50% of the Fund's distributions will qualify for the reduced federal tax rates applicable to qualified dividend income. However, the actual percentage may vary in the future due to a variety of factors, including changes to the current federal tax laws or implementation of certain of the Fund's investment strategies.

                          Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in equity securities of both U.S. and non-U.S. issuers. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and warrants, all of which will generally trade on a U.S. national securities exchange. The Fund may, from time to time, also invest a portion of its Managed Assets in real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), exchange-traded funds ("ETFs") and U.S. government securities.

                          The Fund expects to invest at least 80% of its Managed Assets in equity securities issued by domestic and foreign companies that pay dividends and whose equity securities are readily traded on a U.S. national securities exchange. Factors the Sub-Advisor considers when selecting securities include high dividend yields, sufficient liquidity and also the Sub-Advisor's judgment that the issuer may have good prospects for earnings growth or may be undervalued. The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given time period than if it held a single stock. The use of dividend capture trading strategies will expose the Fund to increased trading costs and potentially higher short-term gains or losses. The Fund will also seek to capture special dividends from qualifying candidates and will seek to generate additional dividend income by capturing and rotating among those qualifying companies that pay semi-annual and annual dividends. The Fund's dividend capture trading strategy may limit the amount of dividend income the Fund receives that qualifies for the reduced federal income tax rates applicable to qualified dividend income to the extent securities are sold prior to the Fund satisfying certain holding period requirements. Where possible, the Sub-Advisor will attempt to hold the securities long enough to satisfy the holding period requirements. In addition, the Fund may invest in securities, such as REITs and certain foreign securities, whose dividends generally do not qualify for the reduced federal income tax rates applicable to qualified dividend income. Note that dividends paid on foreign securities that are readily tradable on an established securities market in the United States generally qualify for the reduced income tax rates applicable to qualified dividend income provided certain holding period and other requirements are satisfied by both the Fund and common shareholders.

                          The Fund's investment objectives and the investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and preferred shares, if any, voting together as a single class, and the holders of any outstanding preferred shares voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval, provided that shareholders receive at least 60 days' prior written notice of any such change adopted by the Board of Trustees. There can be no assurance that the Fund's investment objectives will be achieved. See "The Fund's Investments" and "Risks" in this prospectus and "Investment Policies and Techniques" and "Additional Information About the Fund's Investments and Investment Risks" in the SAI.

Strategic
Transactions...........   The Fund may, but is not required to, use
                          various strategic transactions to seek to: (i) reduce interest rate risks arising from any future use of Financial Leverage (as defined on page 13 of this prospectus); (ii) facilitate portfolio management;
                          (iii) mitigate risks, including interest rate, currency and credit risks; and/or (iv) earn income.
                          The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on currencies, securities, fixed-income, currency and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate and currency transactions such as swaps, caps, floors or collars or credit transactions and credit derivative instruments. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use these instruments and transactions as a portfolio management or hedging technique to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities.

Tax Matters............   Distributions with respect to the common shares will
                          constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to common shareholders, except to the extent they qualify as "qualified dividend income" as discussed below. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of common shareholders receiving such distributions.
                          Distributions in excess of the Fund's current and accumulated earnings and profits would first be a tax-free return of capital to the extent of a common shareholder's adjusted tax basis in their common shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain
                          (assuming the common shares are held as capital assets). In addition, certain distributions may constitute "qualified dividend income" for federal income tax purposes and thus will be eligible for the lower tax rates on qualified dividend income. See "Tax
                          Matters."

Listing................   The Fund's currently outstanding common shares are,
                          and the Common Shares offered in this prospectus and any applicable prospectus supplement will be, subject to notice of issuance, listed on the NYSE under the trading or "ticker" symbol "FAV." The net asset value of the Fund's common shares at the close of business on June 30, 2009 was $9.74 per common share, and the last sale price of the common shares on the NYSE on such date was $10.79.

Custodian, Administrator,
Fund Accountant and
Transfer Agent.........   The Fund has retained PNC Global Investment Servicing
                          (U.S.) Inc. ("PNC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., as the Fund's administrator, fund accountant and transfer agent. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial
                          Services Group, Inc., serves as the Fund's custodian.
                          The Advisor and the Board of Trustees are responsible for monitoring the activities of the custodian, administrator, fund accountant and transfer agent. See
                          "Custodian, Administrator and Transfer Agent."

Closed-End Structure...   Closed-end funds differ from open-end management
                          investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder.
                          By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities and the ability to use leverage.

                          Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the common shares of the Fund being greater than, less than or equal to, net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is appropriate. As described in this prospectus, however, the Board of Trustees may review periodically the trading range and activity of the Fund's common shares with respect to their net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at net asset value or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per common share. In addition, as noted above, the Board of Trustees determined in connection with the initial offering of common shares of the Fund that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

Special Risk
Considerations.........   Risk is inherent in all investing. The following
                          discussion summarizes the principal risks that you should consider before deciding whether to invest in the Common Shares. For additional information about the risks associated with investing in the Common
                          Shares, see "Risks."

                          Investment and Market Risk. An investment in the Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

                          The Fund's performance was adversely impacted by the weakness in the credit markets and broad stock market that occurred beginning in late 2008, and may continue to be adversely affected if the weakness in the credit and stock markets continue. In response to the financial crises affecting the banking system and financial markets, the U.S. and foreign governments have intervened to an unprecedented degree in the financial and credit markets. Among other things, U.S. government regulators have encouraged, and in some cases structured and provided financial assistance for, banks, securities firms, insurers and other financial companies. Additional intervention programs have been adopted and proposed which will have a further impact on the securities markets. Many of the recently enacted or proposed government measures are far-reaching and without historical precedent. Furthermore, the U.S. government has stated its willingness to implement additional measures as it may see fit to address changes in market conditions. There can be no assurance that any or all of these measures will succeed in stabilizing and providing liquidity to the U.S. financial markets, including the extreme levels of volatility recently experienced. Such continued volatility could materially and adversely affect the financial condition of the Fund, the performance of the Fund's investments (including dividends paid by companies in which the Fund invests) and the trading price of the Fund's common shares.

                          Market Impact Risk. The sale of the Common Shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for the Fund's common shares through increasing the number of shares available, which may put downward pressure on the market price for the Fund's common shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

                          Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                          Sub-Advisor Risk. The Sub-Advisor, Aviance, is an entity organized in November 2006 with limited management and operating history. Aviance currently manages institutional and high net worth assets but as an entity has no experience managing a registered investment company other than the Fund. In addition, the Sub-Advisor is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund's investments. If the Sub-Advisor were to lose the services of these individuals, its ability to service the Fund could be adversely affected. First Trust Portfolios L.P., an affiliate of the Advisor, has acquired a minority interest in the Sub-Advisor.

                          Value Investing Risk. The Fund focuses its investments on securities that the Sub-Advisor believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities generally are selected on the basis of an issuer's business and economic fundamentals or the securities' current and projected credit profiles, relative to current market price. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

                          Dividend Strategy Risk. The Sub-Advisor may not be able to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Sub-Advisor to identify and exploit opportunities such as the announcement of major corporate actions, that may lead to high current dividend income. These situations are typically not recurring in nature or frequency, may be difficult to predict and may not result in an opportunity that allows the Sub-Advisor to fulfill the Fund's investment objectives. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate.

                          Qualified Dividend Tax Risk. There can be no assurance as to what portion of the distributions paid to the Fund's common shareholders will consist of tax-advantaged qualified dividend income. For taxable years beginning before January 1, 2011, certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate common shareholders at the rates applicable to long-term capital gain, provided certain holding period and other requirements are satisfied by both the Fund and the common shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

                          Equity Securities Risk. An adverse event affecting an equity security issuer, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers or their industries occur. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the foreign equity securities in which the Fund invests will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies.

                          Small and Medium Cap Company Risk. Compared to investment companies that focus only on large capitalization companies, the Fund's share price may be more volatile because the Fund also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses,
                          (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large capitalization stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Sub-Advisor believes appropriate, and offer greater potential for gains and losses.
                          Non-U.S. Securities Risk. The Fund intends to invest a portion of its Managed Assets in securities of non-U.S. issuers whose shares are traded on a U.S. national securities exchange. Such securities will either be directly listed on a U.S. national securities exchange or in the form of a depositary receipt, such as an ADR, EDR, GDR or similar instrument, which trades directly on a U.S. national securities exchange. Depositary receipts are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities, as described below. Depositary receipts may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer of the security. Unsponsored receipts may involve higher expenses, they may not pass through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored depositary receipts. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and due to the fact that the Fund may invest in securities of issuers in emerging markets.

                          Emerging Markets Risk. Certain of the securities in which the Fund may invest are U.S. listed securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities (see "Risks-Non-U.S. Securities Risk"), heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                          Preferred Stock Risk. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed-income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

                          Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed-income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

                          REIT Risk. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including: (i) rising interest rates; (ii) changes in the national, state and local economic climate and real estate conditions; (iii) perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; (iv) the ability of the owners to provide adequate management, maintenance and insurance; (v) the cost of complying with the Americans with Disabilities Act; (vi) increased competition from new properties; (vii) the impact of present or future environmental legislation and compliance with environmental laws; (viii) changes in real estate taxes and other operating expenses; (ix) adverse changes in governmental rules and fiscal policies; (x) adverse changes in zoning laws; and (xi) other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions, however, will not generally qualify for favorable treatment as qualified dividend income.
                          Master Limited Partnership Risk. Investments in MLP interests are subject to the risks generally applicable to companies in the energy and natural resources sectors, including commodity pricing risk, supply and demand risk, depletion risk and exploration risk. There are certain tax risks associated with the MLPs in which the Fund may invest, including the risk that U.S. taxing authorities could challenge the Fund's treatment for federal income tax purposes of the MLPs in which the Fund invests. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the after-tax income available for distribution by the MLPs and/or the value of the Fund's investments in MLPs. There can be no assurance that future changes to U.S. tax laws or tax rules would not adversely affect the Fund's investments in MLP interests or the value of the Common Shares.

                          Fixed-Income Securities Risk. Fixed-income securities are subject to certain risks, including issuer/credit risk, interest rate risk, prepayment risk and reinvestment risk. The value of these bonds will decline with increases in interest rates, not only because increases in rates generally decrease values, but also because increased rates may indicate an economic slowdown.

                          Market Discount From Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their common shares in a relatively short period following completion of this offering. The net asset value of the Common Shares offered under this prospectus will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell common shares, whether investors will realize gains or losses upon the sale of the common shares will depend entirely upon whether the market price of the Fund's common shares at the time of sale is above or below the investor's purchase price for the common shares. Because the market price of the Fund's common shares will be determined by factors such as net asset value, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the common shares, trading volume of the common shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares offered under this prospectus will trade at, below or above net asset value or at, below or above the initial public offering price.

                          Derivatives Risk. The Fund's Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions for hedging, currency and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's Strategic Transactions are not otherwise available to the Fund for investment purposes. See "Risks-Derivatives Risk."

                          The Fund may manage some of its derivative positions, if any, by segregating an amount of cash, cash equivalents or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), these transactions will be treated as senior securities representing indebtedness ("borrowings") under the 1940 Act and, therefore, the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its Managed Assets. In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged.

                          Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, due to the Sub-Advisor's intention to employ dividend capture trading and other similar techniques, it is expected to exceed 100% under normal circumstances. For the fiscal year ended November 30, 2008, portfolio turnover was approximately 1,722%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to the Fund's common shareholders, will be taxable as ordinary income. A high portfolio turnover rate may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments-Investment Practices-Portfolio Turnover" and "Tax Matters."

                          Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The ongoing U.S. military and related action in Iraq and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. The Fund cannot predict the effects of similar events in the future on the U.S. and world economies, the market value of the Common Shares or the net asset value of the Fund.

                          Defensive Positions Risk. During periods of adverse market or economic conditions, the Fund may temporarily deviate from its investment strategy and invest all or any portion of its Managed Assets in cash or cash equivalents with remaining maturities of less than one year. The Fund may not pursue or achieve its investment objectives in these circumstances and could miss favorable market developments.

                          Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage, if any, would likely increase, which would tend to further reduce returns to common shareholders.

                          Anti-Takeover Provisions. The Fund's Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares. See "Certain Provisions in the Declaration of Trust and By-Laws" and "Risks-Anti-Takeover Provisions."

                          Secondary Market for the Fund's Shares. The issuance of common shares through the Fund's Dividend Reinvestment Plan may have an adverse effect on the secondary market for the Fund's common shares. The increase in the number of outstanding common shares resulting from issuances pursuant to the Fund's Dividend Reinvestment Plan and the discount to the market price at which such common shares may be issued, may put downward pressure on the market price for the common shares. Common shares will not be issued pursuant to the Dividend Reinvestment Plan at any time when common shares are trading at a lower price than the Fund's net asset value per common share. When the Fund's common shares are trading at a premium, the Fund may also issue common shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding common shares resulting from these offerings may put downward pressure on the market price for common shares.

                          Lending Portfolio Securities. To generate additional income, the Fund may lend portfolio securities in an amount up to 20% of Managed Assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

                          Leverage Risk. Although the Fund has no current intention to do so, the Fund is authorized to, and reserves the flexibility to, utilize leverage, which entails certain risks. The Fund may in the future use leverage for investment purposes, to finance the repurchase of its common shares, and to meet cash requirements. Although the use of leverage by the Fund creates an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the common shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. In addition, certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and the Fund's portfolio composition and may impose special restrictions on the Fund's use of various investment techniques or strategies or in its ability to pay dividends and other distributions on common shares in certain instances. Leverage involves risks and special considerations for common shareholders including:

                             o the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage;

                             o the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the distributions paid on the common shares;

                             o the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and

                             o when the Fund uses leverage, the investment advisory fee payable to the Advisor, and the sub-advisory fee payable by the Advisor to the Sub-Advisor, will be higher than if the Fund did not use leverage.

                          The Fund may use leverage through the issuance of preferred shares and/or through the issuance of commercial paper or notes and/or other borrowings ("Borrowings") by the Fund. Borrowings, commercial paper or notes and preferred shares issued by the Fund, if any, are each considered a "Leverage Instrument" and, collectively, the "Leverage Instruments." As of the date of this prospectus, no financial leverage through Leverage Instruments (collectively, "Financial Leverage") is being used by the Fund. The term "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's preferred shares, if any, and the principal amount of Borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any Borrowings incurred and the liquidation preference of any outstanding preferred shares). Because both the Advisor's and Sub-Advisor's fees are based on Managed Assets (including assets obtained through leverage), both the Advisor's and Sub-Advisor's fees are higher when the Fund is leveraged. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. Leverage creates a greater risk of loss, as well as potential for more gain, for the common shares than if leverage is not used. The determination to use Financial Leverage is subject to the Board of Trustees' approval and the ability of the Fund to obtain Financial Leverage. Leverage Instruments will have seniority over the common shares. The use of Leverage Instruments will leverage your investment in the Common Shares.
                          The issuance of Leverage Instruments by the Fund involves offering expenses and other costs, including interest or dividend payments, which would be borne indirectly by the common shareholders. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund's total return.

                          Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. In addition, the loan documents under Borrowing programs customarily include provisions that restrict the Fund's ability to pledge its assets and contains customary events of default including failure of the Fund to meet the asset coverage test of the 1940 Act. There is no assurance that the Fund will not violate financial covenants relating to Financial Leverage in the future. In such event, the Fund may be required to repay all outstanding Borrowings immediately. In order to repay such amounts the Fund may be required to sell assets quickly which could have a material adverse effect on the Fund and could trigger negative tax implications. In addition, the Fund would be precluded from declaring or paying any distribution on the common shares during the continuance of such event of default.

                          Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Aviance. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                            SUMMARY OF FUND EXPENSES

   The following table and example contains information about the costs and expenses that common shareholders will bear directly or indirectly. The table and example are based on the Fund's capital structure as of June 30, 2009.

Shareholder Transaction Expenses:
Sales Load (as a percentage of offering price) ..............................    -- %*
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)...    -- %*
Dividend Reinvestment Plan Fees..............................................  None(2)

                                                                     Percentage of Net Assets
                                                                  Attributable to Common Shares
Annual Expenses:
Management Fees(3).............................................................. 1.00%
Other Expenses(4)............................................................... 0.32%
Total Annual Expenses........................................................... 1.32%

------------------------------------------------------------------------------------------

* The applicable prospectus supplement to be used in connection with any sales of Common Shares will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(1)  The Fund will pay all offering costs other than the sales load.

(2) You will pay brokerage charges if you direct PNC Global Investment Servicing (U.S.) Inc., as agent for the Common Shareholders Dividend Reinvestment Plan, to sell your Common Shares held in a dividend reinvestment account.

(3) Represents the aggregate fee payable to the Advisor (and by the Advisor to the Sub-Advisor).

(4) The applicable prospectus supplement to be used in connection with any sale of Common Shares will set forth any of the fees and expenses of other investment companies in which the Fund may invest ("Acquired Funds").

   The purpose of the tables above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the tables under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Fund's 12 months of operations after June 30, 2009 unless otherwise indicated and assumes that the Fund has issued 3,300,000 Common Shares.

   The following examples illustrate the expenses that you would pay on a $1,000 investment in Common Shares, assuming: (i) total annual expenses of 1.32% of net assets attributable to Common Shares through year 10, (ii) a 5% annual return and (iii) all distributions are reinvested at net asset value:(1)

       1 Year            3 years             5 Years            10 Years
        $13                $42                 $72                $159

--------------------------------------------------------------------------------
(1) This example does not include sales load or other offering costs or Acquired Funds expenses. The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that all dividends and distributions are reinvested at net asset value and that no leverage is outstanding. Actual expenses may be greater or less than those shown. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                              FINANCIAL HIGHLIGHTS

   Except when noted, the information in this table is derived from the Fund's financial statements audited by Deloitte & Touche LLP, whose report on certain of such financial statements is contained in the Fund's 2008 Annual Report. The information as of May 31, 2009 appears in the Fund's unaudited interim financial statements as filed with the SEC in the Fund's most recent shareholder report for the period ended May 31, 2009. Both reports are incorporated by reference into the Fund's SAI and are available from the Fund upon request.



                                                              Six Months
                                                                 Ended         Year           Period
                                                                May 31,        Ended           Ended
                                                                 2009       November 30,    November 30,
                                                             (Unaudited)        2008          2007(a)
Net asset value, beginning of period......................     $10.61         $19.03        $19.10(b)

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (g)..........................       1.07           1.78          0.52
Net realized and unrealized gain (loss)...................      (0.90)         (7.99)        (0.55)(h)
Total from investment operations..........................       0.17          (6.21)        (0.03)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.....................................      (0.92)         (1.97)           --
Net realized gain.........................................         --          (0.24)           --
                                                               ------         ------         -----
Total distributions.......................................      (0.92)         (2.21)           --
                                                               ------         ------         -----
Common Shares offering costs charged to
paid-in capital...........................................         --             --         (0.04)
                                                               ======         ======         -----
Net asset value, end of period............................     $ 9.86         $10.61        $19.03
Market value, end of period...............................     $ 9.99         $ 8.03        $17.78
Total return based on net asset value(c)(d)...............       2.23%        (34.64)%       (0.37)%
Total return based on market value (d)(e).................      36.85%        (47.00)%      (11.10)%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......................    $71,145        $76,456      $137,117
Ratio of total expenses to average net assets.............       1.53%(f)       1.31%         1.44%(f)
Ratio of net investment income to average net assets......      22.78%(f)      11.34%        13.87%(f)
Portfolio turnover rate...................................      1,044%         1,722%          178%

(a) Initial seed date of July 19, 2007. The Fund commenced operations on September 20, 2007.
(b) Net of sales load of $0.90 per share on initial shares issued.
(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(d) Total return is not annualized for periods less than one year.
(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.
(f) Annualized.
(g) Based on average shares outstanding.
(h) Reimbursement from the Sub-Advisor represents less than $0.01.

                     MARKET AND NET ASSET VALUE INFORMATION

   The Fund's currently outstanding common shares are, and the Common Shares offered by this prospectus and the applicable prospectus supplement, subject to notice of issuance, will be, listed on the NYSE. The Fund's common shares commenced trading on the NYSE on September 20, 2007.

   The Fund's common shares have traded both at a premium and at a discount in relation to net asset value. Shares of closed-end investment companies frequently trade at a discount from net asset value. The Fund's issuance of the Common Shares may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund's common shares. See "Risks-Market Discount From Net Asset Value."

   The following table sets forth for each of the periods indicated the high and low closing market prices for common shares of the Fund on the NYSE, the net asset value per share and the premium or discount to net asset value per share at which the Fund's common shares were trading. Net asset value is determined daily as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). See "Net Asset Value" for information as to the determination of the Fund's net asset value.

                                                                                 PREMIUM/(DISCOUNT)
                                      MARKET PRICE(1)     NET ASSET VALUE(2)     TO NET ASSET VALUE
Quarter Ended                         High     Low         High     Low          High      Low
September 28, 2007...............     $20.75   $20.00      $19.08   $19.06        8.75%      4.93%
December 31, 2007................     $20.70   $16.00      $19.32   $18.40        7.14%    (13.04)%
March 31, 2008...................     $16.88   $14.30      $16.87   $16.00        0.06%    (10.63)%
June 30, 2008....................     $16.90   $15.00      $17.77   $16.41       (4.90)%    (8.59)%
September 30, 2008...............     $15.90   $10.74      $15.87   $12.84        0.19%    (16.36)%
December 31, 2008................     $12.40    $6.63      $13.51   $ 9.46       (8.22)%   (29.92)%
March 31, 2009...................     $10.70    $6.25      $10.13   $ 7.81        5.63%    (19.97)%
June 30, 2009....................     $11.65    $8.54      $10.15   $ 9.15       14.78%     (6.67)%

   The last reported sale price, net asset value per share and percentage premium to net asset value per share of the common shares as of June 30, 2009 were $10.79, $9.74 and 10.78%, respectively. As of June 30, 2009, the Fund had 7,215,625 common shares outstanding and net assets of the Fund were $70,284,646.

--------------------------------------------------------------------------------
(1) Based on high and low closing market price for the respective quarter.
(2) Based on the net asset value calculated daily as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

                                    THE FUND

   The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on June 14, 2007 as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration of Trust"). The Fund's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation. On September 20, 2007, the Fund issued an aggregate of 6,400,000 common shares in its initial public offering. Pursuant to an overallotment option, the Fund issued an additional 800,000 common shares for a total of 7,200,000. The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus and applicable prospectus supplement will be, listed on the NYSE under the symbol "FAV." The Fund's principal office is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

   The following table provides information about the Fund's outstanding securities as of June 30, 2009:

                                                Amount Held by
                                    Amount      the Fund or for       Amount
   Title of Class                 Authorized      Its Account       Outstanding
   Common shares.............     Unlimited           0             7,215,625
__________________________


                                 USE OF PROCEEDS

   Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds from any sales of Common Shares in accordance with the Fund's investment objective and policies as stated below, or use such proceeds for other general corporate purposes. Pending any such use, the proceeds may be invested in cash, cash equivalents or other securities.


                             THE FUND'S INVESTMENTS

Investment Objectives and Policies

   The Fund's primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved.

   The Fund's investment objectives and the investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and preferred shares, if any, voting together as a single class, and the holders of the outstanding preferred shares voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval, provided that shareholders receive at least 60 days' prior written notice of any change adopted by the Board of Trustees. As defined in the 1940 Act, when used with respect to particular shares of the Fund, a "majority of the outstanding voting securities" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.


Investment Philosophy and Process

   The Fund seeks to achieve its investment objectives by investing at least 80% of its Managed Assets in a diversified portfolio of dividend-paying multi-cap equity securities of both U.S. and non-U.S. issuers that the Sub-Advisor believes offer the potential for attractive income and/or capital appreciation. The Fund combines four quantitative and fundamental research-driven investment strategies--value, growth, dividend capture rotation and special dividends identification--with the aim of providing a balanced approach to income, capital gains and tax efficiency. In selecting securities for investment by the Fund, one of the Sub-Advisor's key considerations is whether the securities pay dividends that are eligible for the reduced federal income tax rates applicable to qualified dividend income. Under normal market conditions, the Sub-Advisor anticipates that at least 50% of the Fund's distributions will qualify for the reduced federal tax rates applicable to qualified dividend income. However, the actual percentage may vary in the future due to a variety of factors, including changes to the current federal tax laws or implementation of certain of the Fund's investment strategies.

   The Sub-Advisor believes that dividend-paying stocks have the potential for superior total return performance, as compared to non-dividend paying stocks. According to Standard & Poor's Index Services, for the period from January 1972 to October 2006, an investment in dividend-paying constituents of the S&P 500(R) Index would have appreciated more than the same amount invested in non-dividend paying constituents of the S&P 500(R) Index. The Sub-Advisor believes that investing a portion of the Fund's Managed Assets in U.S. listed foreign securities may provide the Fund with the benefit of generally higher dividend yields in some countries outside the United States.

   Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in equity securities of both U.S. and non-U.S. issuers. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, ADRs, EDRs, GDRs and warrants, all of which will generally trade on a U.S. national securities exchange. The Fund may, from time to time, also invest a portion of its Managed Assets in REITs, MLPs, ETFs and U.S. government securities.

   The Fund expects to invest at least 80% of its Managed Assets in equity securities issued by domestic and foreign companies that pay dividends and whose equity securities are readily traded on a U.S. national securities exchange. Factors the Sub-Advisor considers when selecting securities include dividend yields, sufficient liquidity and also the Sub-Advisor's judgment that the issuer may have good prospects for earnings growth or may be undervalued. The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. The Fund will also seek to capture special dividends from qualifying candidates and will seek to generate additional dividend income by capturing and rotating among those qualifying companies that pay semi-annual and annual dividends.

   The Sub-Advisor utilizes a proprietary model to select what it considers attractive investment opportunities. The following are ten factors the Sub-Advisor employs to select securities for the Fund:


      1. earnings expectation mismatches and inaccurate assessments of future fundamental performance;

      2. an analysis of intrinsic value compared to current market value discounts;

      3. an analysis of free cash flow compared to dividend payout ratio;

      4. an analysis of a company's debt and capitalization structure with a bias towards companies with strong balance sheets;

      5. dividend yield and dividend growth potential;

      6. low volatility and adequate liquidity;

      7. bias towards low price/earnings and low price/book candidates;

      8. issuer controversy, events and quality of management;

      9. inflection point potential; and

     10. prior to trade execution, compliance with the Fund's investment guidelines and restrictions is reviewed.

   Value Strategy. In managing the assets of the Fund, the Sub-Advisor generally pursues a value-oriented approach. The Sub-Advisor seeks to identify investment opportunities in equity securities of dividend paying companies that it believes are undervalued relative to the market and to the securities' historical valuations and intrinsic value, including turnaround opportunities with a catalyst, depressed earnings that may be poised to recover or where a restructuring or major corporate action may add value. The Fund will invest in stocks using a multi-sector, multi-style approach when selecting the stocks. Factors that the Sub-Advisor will consider include fundamental factors such as earnings growth, cash flow and historical payment of dividends. The Fund's investments in common stocks will emphasize stocks that (at the time of purchase) pay dividends, have had a recent history of increasing their dividends and have capital appreciation potential.

   Growth Strategy. The Fund's growth strategy seeks to identify issuers with lower, but still attractive, current dividend yields, that in the Sub-Advisor's view have the potential for higher earnings growth through capital appreciation or increasing dividend payments.

   Dividend Capture Rotation Strategy. The Fund's dividend capture rotation strategy seeks to maximize the level of dividend income that the Fund receives by engaging in the active accumulation of dividends. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this rotation practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four quarterly payments in a hold only strategy. The use of dividend capture trading strategies will expose the Fund to increased trading costs and potential for capital losses or gains, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

   The Fund's dividend capture trading strategy may limit both the Fund's and the common shareholders' ability to meet certain holding period and other requirements for dividends that it receives in order for such dividends to qualify for the reduced federal income tax rates applicable to qualified dividend income. However, where possible, the Sub-Advisor will attempt to hold the securities long enough to satisfy the holding period and other requirements. See "Tax Matters."

   Special Dividends Identification Strategy. The Fund's special dividends identification strategy seeks to maximize the level of dividend income that the Fund receives by identifying special dividend situations. Special dividend situations may include those where companies decide to return large cash balances to shareholders as one-time dividend payments (e.g., due to a restructuring or recent strong operating performance). Other special dividends may arise in a variety of situations.


Portfolio Composition

   The Fund's portfolio is composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

   Equity Securities. The Fund invests in U.S. listed equity securities of both U.S. and non-U.S. issuers, which may include ADRs, EDRs and GDRs. Equity securities generally represent an equity ownership interest in an issuer. Although equity securities have historically generated higher average returns than fixed-income securities over the long term, equity securities also have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity security prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, equity security prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

   Dividends paid on certain foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividend income. However, dividends paid on foreign securities that are readily tradable on an established securities market in the United States generally qualify for the reduced income tax rates applicable to qualified dividend income provided certain holding period and other requirements are satisfied by both the Fund and common shareholders. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income. See "Tax Matters."

   Real Estate Investment Trusts. The Fund may invest in REITs. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares.

   Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividend income. See "Tax Matters."

   Preferred Stock. Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock. Some preferred stocks offer a fixed rate of return with no maturity date. Because those preferred stocks never mature, they act like long-term bonds, can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets. Preferred stockholders generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

   Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security and convert it to underlying common stock, or will sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

   Master Limited Partnership Interests. MLPs are limited partnerships or limited liability companies that are taxed as partnerships and whose interests (limited partnership units or limited liability company units) are traded on securities exchanges like shares of common stock. An MLP consists of a general partner and limited partners. The general partner manages the partnership, has an ownership stake in the partnership and is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. MLPs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. Currently, most MLPs operate in the energy, natural resources or real estate sectors. The Fund will not invest more than 20% of its Managed Assets in MLPs.

   Exchange-Traded Funds. The Fund may invest in ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a U.S. national securities exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

   Investment Grade Debt Securities. The Fund may invest in investment grade bonds of varying maturities issued by the U.S. government. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. Bonds generally are used by governments to borrow money from investors. The issuer pays investors a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

   Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period during which the net proceeds of the offering of Common Shares are being invested, or during periods in which the Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may temporarily deviate from its investment strategy and invest all or any portion of its Managed Assets in cash or cash equivalents with remaining maturities of less than one year. The Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Common Shares may be adversely affected and the Fund may not pursue or achieve its investment objectives. For a further description of these temporary investments, see the SAI under "Investment Policies and Techniques-Portfolio Composition."


Investment Practices

   Strategic Transactions. The Fund may, but is not required to, use various Strategic Transactions to seek to: (i) reduce interest rate risks arising from any future use of Financial Leverage by the Fund; (ii) facilitate portfolio management; (iii) mitigate risks, including interest rate, currency and credit risks; and/or (iv) earn income. Strategic Transactions are generally accepted under modern portfolio management theory and are regularly used by many mutual funds and other institutional investors. Although the Sub-Advisor seeks to use such practices to further the Fund's investment objectives, no assurance can be given that the Sub-Advisor will engage in any of these practices or that these practices will achieve the desired result.

   The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on currencies, securities, fixed-income, currency and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon and enter into various interest rate and currency transactions such as swaps, caps, floors or collars or credit derivative instruments. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund or establish positions in the derivative markets as a substitute for purchasing or selling particular securities.

   Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. See

"Risks-Derivatives Risk" in this prospectus and "Other Investment Policies and Techniques" in the SAI for further information on Strategic Transactions and their risks.

   Lending Portfolio Securities. To generate additional income, the Fund may lend portfolio securities in an amount up to 20% of Managed Assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should the borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

   Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, due to the Sub-Advisor's intention to employ dividend capture trading and other similar techniques, it is expected to exceed 100% under normal circumstances. For the fiscal year ended November 30, 2008, the Fund's portfolio turnover rate was approximately 1,722%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. See "Tax Matters."


                                      RISKS

General

   Risk is inherent in all investing. The following discussion summarizes some of the risks that a Common Shareholder should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About the Fund's Investments and Investment Risks" in the Fund's SAI.

Investment and Market Risk

   An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. An investment in the Fund's Common Shares is not intended to constitute a complete investment program and should not be viewed as such. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.
 The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund has been designed primarily as a long-term investment vehicle and is not intended to be used as a short-term trading vehicle.

   The Fund's performance was adversely impacted by the weakness in the credit markets and broad stock market that occurred beginning in late 2008, and may continue to be adversely affected if the weakness in the credit and stock markets continue. In response to the financial crises affecting the banking system and financial markets, the U.S. and foreign governments have intervened to an unprecedented degree in the financial and credit markets. Among other things, U.S. government regulators have encouraged, and in some cases structured and provided financial assistance for, banks, securities firms, insurers and other financial companies. Additional intervention programs have been adopted and proposed which will have a further impact on the securities markets. Many of the recently enacted or proposed government measures are far-reaching and without historical precedent. Furthermore, the U.S. government has stated its willingness to implement additional measures as it may see fit to address changes in market conditions. There can be no assurance that any or all of these measures will succeed in stabilizing and providing liquidity to the U.S. financial markets, including the extreme levels of volatility recently experienced. Such continued volatility could materially and adversely affect the financial condition of the Fund, the performance of the Fund's investments

(including dividends paid by companies in which the Fund invests) and the trading price of the Fund's common shares.

Market Impact Risk

   The sale of the Common Shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for the Fund's common shares through increasing the number of shares available, which may put downward pressure on the market price for the Fund's common shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

Management Risk

   The Fund is subject to management risk because it is an actively managed portfolio. The Advisor and Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Sub-Advisor Risk

   The Sub-Advisor, Aviance, is an entity organized in November 2006 with limited management and operating history. Aviance currently manages institutional and high net worth assets but as an entity has no experience managing a registered investment company other than the Fund. In addition, the Sub-Advisor is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund's investments. If the Sub-Advisor were to lose the services of these individuals, its ability to service the Fund could be adversely affected. First Trust Portfolios L.P., an affiliate of the Advisor, has acquired a minority interest in the Sub-Advisor.

Value Investing Risk

   The Fund focuses its investments on securities that the Sub-Advisor believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities generally are selected on the basis of an issuer's business and economic fundamentals or the securities' current and projected credit profiles, relative to current market price. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

Dividend Strategy Risk

   The Sub-Advisor may not be able to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Sub-Advisor to identify and exploit opportunities such as the announcement of major corporate actions, that may lead to high current dividend income. These situations are typically not recurring in nature or frequency, may be difficult to predict and may not result in an opportunity that allows the Sub-Advisor to fulfill the Fund's investment objectives. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate.

Qualified Dividend Tax Risk

   There can be no assurance as to what portion of the distributions paid to the Fund's common shareholders will consist of tax-advantaged qualified dividend income. For taxable years beginning before January 1, 2011, certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate common shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the common shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

Equity Securities Risk

   The Fund invests in equity securities. An adverse event affecting an issuer, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers or their industries occur. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the foreign equity securities in which the Fund invests will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies.

Small and Medium Cap Company Risk

   Compared to investment companies that focus only on large capitalization companies, the Fund's share price may be more volatile because the Fund also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large capitalization stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Sub-Advisor believes appropriate, and offer greater potential for gains and losses.

Non-U.S. Securities Risk

   The Fund intends to invest a portion of its Managed Assets in securities of non-U.S. issuers whose shares are traded on a U.S. national securities exchange. Such securities will either be directly listed on a U.S. national securities exchange or in the form of a depositary receipt, such as an ADR, EDR, GDR or similar instrument, which trades directly on a U.S. national securities exchange. Depositary receipts are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities, as described below. Depositary receipts may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer of the security. Unsponsored receipts may involve higher expenses, they may not pass through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored depositary receipts. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and due to the fact that the Fund may invest in securities of issuers in emerging markets

Emerging Markets Risk

   Certain of the securities in which the Fund may invest are U.S. listed securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities (see "Risks-Non-U.S. Securities Risk"), heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Preferred Stock Risk

   The Fund may invest in preferred stocks. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed-income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities Risk

   The Fund may invest in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed-income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

REIT Risk

   REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including: (i) rising interest rates; (ii) changes in the national, state and local economic climate and real estate conditions; (iii) perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; (iv) the ability of the owners to provide adequate management, maintenance and insurance; (v) the cost of complying with the Americans with Disabilities Act; (vi) increased competition from new properties;
(vii) the impact of present or future environmental legislation and compliance with environmental laws; (viii) changes in real estate taxes and other operating expenses; (ix) adverse changes in governmental rules and fiscal policies; (x) adverse changes in zoning laws; and (xi) other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions, however, will not generally qualify for favorable treatment as qualified dividend income.

Master Limited Partnership Risk

   Investments in MLP interests are subject to the risks generally applicable to companies in the energy and natural resources sectors, including commodity pricing risk, supply and demand risk and depletion risk and exploration risk. The return on the Fund's investments in MLP interests will be dependent on the prices for natural gas, natural gas liquids, crude oil, refined petroleum products, coal or other natural resources. These prices may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. MLPs have naturally depleting assets. As a result, in order to maintain or grow their revenues, MLPs or their customers need to maintain or expand their reserves through new sources of supply, the development of existing sources or acquisitions, and the inability to do so may adversely affect the financial performance of the MLPs.

Fixed-Income Securities Risk

   Fixed-income securities are subject to certain risks, including issuer/credit risk, interest rate risk, prepayment risk and reinvestment risk. The value of these bonds will decline with increases in interest rates, not only because increases in rates generally decrease values, but also because increased rates may indicate an economic slowdown.

Market Discount From Net Asset Value

   The Fund's common shares have been publicly traded since September 20, 2007 and have traded both at a premium and at a discount relative to net asset value. There is no assurance that any premium of the public offering price for the Common Shares in any offering made hereby will continue after such offering or that the common shares will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell common shares in a relatively short period following completion of this offering. The net asset value of Common Shares offered by this prospectus will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell common shares, whether investors will realize gains or losses upon the sale of common shares will depend entirely upon whether the market price of common shares at the time of sale is above or below the investor's purchase price for common shares. Because the market price of the Fund's common shares will be determined by factors such as net asset value, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for common shares, trading volume of common shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares offered pursuant to this prospectus will trade at, below or above net asset value or at, below or above the initial public offering price.

Derivatives Risk

   The Fund's Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions will not otherwise be available to the Fund for investment purposes.

   There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

   There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Advisor's ability to correctly predict changes in interest rate relationships or other factors.

   Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Fund's common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as those of the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of Financial Leverage, the Fund may be required to redeem or prepay some or all of the Financial Leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund currently intends to segregate assets in the Fund's records in the form of cash, cash equivalents or liquid securities having an aggregate market value at least equal to the notional value of any swap transaction of which it is the seller. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

   The Fund may purchase credit derivative instruments for the purposes of hedging the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit default swap contracts for hedging purposes where the Fund would be the buyer of such a contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract, provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

   The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. denominated securities of non-U.S. issuers. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

   At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

   It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

   Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

   The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund's use of swaps or caps could enhance or harm the overall performance of the Fund's common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap.

   Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the prevailing interest rate at that point in time, such a default could negatively impact the performance of the common shares.

Portfolio Turnover Risk

   The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, due to the Sub-Advisor's intention to employ dividend capture trading and other similar techniques, it is expected to exceed 100% under normal circumstances. For the fiscal year ending November 30, 2008, portfolio turnover was approximately 1,722%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. A high portfolio turnover rate may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments-Investment Practices-Portfolio Turnover" and "Tax Matters."

Market Disruption Risk

   The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The ongoing U.S. military and related action in Iraq and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. The Fund cannot predict the effects of similar events in the future on the U.S. and world economies, the market value of the Common Shares or the net asset value of the Fund.

Defensive Positions Risk

   During periods of adverse market or economic conditions, the Fund may temporarily deviate from its investment strategy and invest all or any portion of its Managed Assets in cash or cash equivalents with remaining maturities of less than one year. The Fund may not pursue or achieve its investment objectives in these circumstances and could miss favorable market developments.

Inflation Risk

   Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of Leverage, if any, would likely increase, which would tend to further reduce returns to common shareholders.

Anti-Takeover Provisions

   The Fund's Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares. See "Certain Provisions in the Declaration of Trust and By-Laws."

Secondary Market for the Fund's Shares

   The issuance of common shares through the Fund's Dividend Reinvestment Plan may have an adverse effect on the secondary market for the Fund's common shares. The increase in the number of outstanding common shares resulting from issuances pursuant to the Fund's Dividend Reinvestment Plan and the discount to the market price at which such common shares may be issued, may put downward pressure on the market price for the common shares. Common shares will not be issued pursuant to the Dividend Reinvestment Plan at any time when common shares are trading at a lower price than the Fund's net asset value per common share. When the Fund's common shares are trading at a premium, the Fund may also issue common shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding common shares resulting from these offerings may put downward pressure on the market price for common shares.

Lending Portfolio Securities

   To generate additional income, the Fund may lend portfolio securities in an amount up to 20% of Managed Assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

Leverage Risk

   Although the Fund has no current intention to do so, the Fund may borrow an amount up to 33(1)/3% (or such other percentage to the extent permitted by the 1940 Act) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue preferred shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds of the preferred shares and any borrowings).

   The Fund may in the future use leverage for investment purposes, to finance the repurchase of its common shares, to meet cash requirements, and/or earn income. Although the use of leverage by the Fund creates an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the common shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. In addition, certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and the Fund's portfolio composition and may impose special restrictions on the Fund's use of various investment techniques or strategies or in its ability to pay dividends and other distributions on common shares in certain instances. Leverage involves risks and special considerations for common shareholders including:

         o the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage;

         o the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the distributions paid on the common shares;

         o the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and

         o when the Fund uses leverage, the investment advisory fee payable to the Advisor, and the sub-advisory fee payable by the Advisor to the Sub-Advisor, will be higher than if the Fund did not use leverage.

   The issuance of Leverage Instruments by the Fund involve offering expenses and other costs, including interest or dividend payments, which would be borne indirectly by the common shareholders. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund's total return.

   Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. In addition, the loan documents under Borrowing programs customarily include provisions that restrict the Fund's ability to pledge its assets and contains customary events of default including failure of the Fund to meet the asset coverage test of the 1940 Act. There is no assurance that the Fund will not violate financial covenants relating to Financial Leverage in the future. In such event, the Fund may be required to repay all outstanding Borrowings immediately. In order to repay such amounts the Fund may be required to sell assets quickly which could have a material adverse effect on the Fund and could trigger negative tax implications. In addition, the Fund would be precluded from declaring or paying any distribution on the common shares during the continuance of such event of default.

   It is possible that the Fund will be unable to obtain Financial Leverage. The capital and credit markets have been experiencing extreme volatility and disruption for more than twelve months. The availability of Financial Leverage will depend on a variety of factors, such as market conditions, the general availability of credit, the volume of trading activities, the overall availability of credit to the closed-end management investment companies, the Fund's credit ratings and credit capacity, the Fund's asset class, as well as the possibility that lenders could develop a negative perception of the Fund's long- or short-term financial prospects if the Fund incurs large investment losses due to a market downturn. Similarly, the Fund's access to Financial Leverage may be impaired if regulatory authorities or rating agencies take negative actions against the Fund. The Fund may not be able to successfully obtain additional Financial Leverage on favorable terms, or at all. In the current economic environment, it has become more difficult for borrowers, including the Fund, to find third parties willing to extend credit or purchase securities that would constitute Financial Leverage.

Certain Affiliations

   Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Aviance. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with any public offering of the Common Shares offered by this prospectus, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.


                             MANAGEMENT OF THE FUND

Trustees and Officers

   The Board of Trustees is responsible for the general supervision of the duties performed by the Advisor and the Sub-Advisor. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Advisor

   First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund and is responsible for selecting and supervising the Sub-Advisor. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $20 billion in assets which it managed or supervised as of June 30, 2009.

   First Trust Advisors is also responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

   First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Investment Advisors Act of 1940, as amended. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

   For additional information concerning First Trust Advisors, including a description of the services provided, see the SAI under "Investment Advisor."

Sub-Advisor

   Aviance Capital Management, LLC, a registered investment advisor, is Sub-Advisor to the Fund. Aviance is an asset management firm focused on managing multi-cap value and growth portfolios formed in November 2006 and is currently managed by: Christian C. Bertelsen; Michael J. Dixon; and Edward C. Bertelsen

(the "Managing Members"). The Managing Members had previously formed and operated Global Financial Private Capital ("GFPC"), a registered investment advisor providing complete financial planning services to high net worth individuals. GFPC was organized in June 2004. GFPC offered the proprietary investment strategies now being offered by Aviance, as well as other investment products as part of a "wrap fee" program. Aviance was created to focus on offering its proprietary investment strategies to institutional clients. GFPC continues to operate, and offers its clients the Aviance products as it would any other external asset manager.

   Aviance is a Florida limited liability company located at 2080 Ringling Boulevard, Sarasota, Florida 34237. As of June 30, 2009, Aviance had approximately $261 million in assets under management. Following the acquisition of a minority interest in Aviance by First Trust Portfolios L.P., an affiliate of the Advisor, the Sub-Advisor is wholly-owned by the Managing Members and First Trust Portfolios L.P.

   Aviance is responsible for the day-to-day management of the Fund's portfolio utilizing a team led by Christian C. Bertelsen and Mark Belanian. The team has approximately six years experience working together and approximately 50 years of cumulative industry experience.

Christian C. Bertelsen
Chief Investment Officer
Senior Portfolio Manager

   Christian C. Bertelsen has over 41 years of investment experience. Since November 2004, he was Chief Investment Officer at GFPC, the incubator company of Aviance. From July 1997 to December 2003, Mr. Bertelsen was director of the value equity group for Phoenix Investment Counsel, during which time he was responsible for developing strategies that focused on the analysis of dividends as a means of identifying undervalued companies and generating income. He served as Chief Investment Officer at Dreman Value Advisors between January 1996 and July 1997, and was a Senior Vice President with Eagle Asset Management between April 1993 and January 1996. From June 1986 to April 1993, Mr. Bertelsen headed the equity investment department at Colonial Advisory Services, Inc., and managed The Colonial Fund. Prior to 1986, he held positions with Batterymarch Financial Management and State Street Bank & Trust Company. Mr. Bertelsen holds an M.B.A. and a B.A. in Economics and History from Boston University.

Mark Belanian
Portfolio Analyst

   Mark Belanian has over 9 years of investment industry experience.
Mr. Belanian joined Global Financial Private Capital/Aviance in February 2006 from Merrill Lynch's Global Private Client Group in Sarasota, Florida, where he had worked since February 2005. Mr. Belanian worked with Chris Bertelsen as a portfolio analyst at Phoenix Investment Counsel between June 1998 and January 2005. Mr. Belanian graduated from Trinity College with a B.A. in Modern Language.

James R. Neel, CFA
Portfolio Manager

   Mr. Neel, CFA, has over 30 years of experience in investment management. While managing equity mutual funds for Kemper in the 1990s, Mr. Neel won a Lipper Award in the Growth and Income category. Mr. Neel also served as the portfolio strategist for Kemper Financial Services, CEO of Dreman Value Advisors, where he worked with Christian Bertelsen, and Partner at Loomis Sayles. Mr. Neel is a graduate of Michigan State University, where he received a B.A. in 1965. He received an M.B.A. from Michigan State University in 1966. Mr. Neel earned the Chartered Financial Analyst designation in 1976. Mr. Neel also served four years as a U.S. Navy officer.

   For additional information concerning Aviance, including a description of the services provided and additional information about the Fund's portfolio managers, including portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares, see "Sub-Advisor" in the SAI.

Investment Management Agreement

   Pursuant to an investment management agreement between the Advisor and the Fund, the Fund has agreed to pay a fee for the services and facilities provided by the Advisor at the annual rate of 1.00% of Managed Assets.

   For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's preferred shares, if any, and the principal amount of Borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any Borrowings incurred and commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of any outstanding preferred shares is not treated as a liability.

   In addition to the management fee, the Fund pays all other costs and expenses of its operations including the compensation of its trustees (other than the trustee affiliated with the Advisor), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses (if any), rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing common shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

   The Sub-Advisor receives a portfolio management fee at the annual rate of ..50% of Managed Assets, which is paid by the Advisor out of the Advisor's management fee. Pursuant to the Investment Management Agreement between the Fund and the Advisor, the Advisor must report regularly to the Board of Trustees on the performance of the Fund's investment portfolio as managed by the Sub-Advisor. The ownership interest in the Sub-Advisor by First Trust Portfolios L.P., an affiliate of the Advisor, may create a potential for conflict or appearance of conflict; however, the Advisor is contractually obligated to report accurate information to the Board of Trustees.


                                 NET ASSET VALUE

   The net asset value of the common shares of the Fund are computed based upon the value of the Fund's portfolio securities and other assets. The net asset value is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates net asset value per common share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding preferred shares from the Fund's total assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares outstanding.

   The assets in the Fund's portfolio are valued daily in accordance with valuation procedures adopted by the Board of Trustees. A majority of the Fund's assets are currently valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would call into doubt whether the earlier market quotations represent fair value, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by valuation procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

   Fair Value. When applicable, fair value of securities of an issuer is determined by the Board or a committee of the Board or a designee of the Board. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

         o   the fundamental business data relating to the issuer;

         o an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;

         o   the type, size and cost of the security;

         o   the financial statements of the issuer;

         o the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

         o the information as to any transactions in or offers for the security;

         o the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

         o   the coupon payments;

         o the quality, value and saleability of collateral, if any, securing the security;

         o the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

         o the prospects for the issuer's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and

         o   other relevant factors.

   Other Securities. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are valued at the last reported sale price (NASDAQ Official Closing Price for NASDAQ National Market Securities) on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded in the over-the-counter market are valued at their closing bid prices. Valuation of short-term cash equivalent investments will be at amortized cost.


                                  DISTRIBUTIONS

   The Fund's present distribution policy, which may be changed at any time by the Board of Trustees, is to make a level dividend distribution each quarter to common shareholders after any payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. The Fund expects to distribute any long-term capital gains at least annually.

   First Trust Advisors has applied to the Securities and Exchange Commission, on behalf of certain closed-end funds for which it acts as investment advisor, including the Fund, for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting such funds to make periodic distributions of long-term capital gains, provided that the distribution policy of such funds with respect to their common shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the fund's average net asset value over a specified period of time or market price per common share at or about the time of distribution or payout of a level dollar amount. The exemption sought also would permit the Fund to make distributions with respect to any preferred shares that may be issued by the Fund in accordance with such shares' terms. No assurance can be given that the Securities and Exchange Commission will grant the exemption to the Fund. This offering, however, is not contingent upon the receipt of such exemption.

   The level distribution described above would result in the payment of approximately the same amount or percentage to common shareholders each quarter.
Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses the source or sources of the distributions. Thus, if the source of the dividend or other distribution were the original capital contribution of the common shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. common shareholders should read any written disclosure provided pursuant to
Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to common shareholders, such distribution may impact the Fund's ability to maintain its asset coverage requirements and to pay the dividends on any preferred shares that the Fund may issue.

   Various factors will affect the level of the Fund's income, including the asset mix, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable quarterly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's net asset value and, correspondingly, distributions from undistributed income will decrease the Fund's net asset value. Shareholders will automatically have all dividends and distributions reinvested in common shares issued by the Fund or purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

   Distributions by the Fund, whether paid in cash or in additional common shares, will be taken into account in measuring the performance of the Fund with respect to its investment objective.


                           DIVIDEND REINVESTMENT PLAN

   If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan, unless you elect to receive cash distributions, all dividends and distributions on your common shares will be automatically reinvested by the Plan Agent, PNC Global Investment Servicing (U.S.) Inc., in additional common shares under the Dividend Reinvestment Plan (the "Plan"). If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PNC Global Investment Servicing (U.S.) Inc., as dividend paying agent.

   You are automatically enrolled in the Plan when you become a shareholder of the Fund. As a participant in the Plan, the number of common shares you will receive will be determined as follows:

   (1) If the common shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of
(i) net asset value per common share on that date or (ii) 95% of the market price on that date.

   (2) If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

   You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See "Tax Matters."

   If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Additional information about the Plan may be obtained from PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.


                              PLAN OF DISTRIBUTION

   The Fund may sell the Common Shares being offered under this prospectus in any one or more of the following ways:

         o   directly to purchasers;

         o   through agents;

         o   to or through underwriters; or

         o   through dealers.

   The Fund may distribute the Common Shares from time to time in one or more transactions at:

         o   a fixed price or prices, which may be changed;

         o   market prices prevailing at the time of sale;

         o   prices related to prevailing market prices; or

         o   negotiated prices.

   The Fund may directly solicit offers to purchase Common Shares, or the Fund may designate agents to solicit such offers. The Fund will, in a prospectus supplement relating to such offering, name any agent that could be viewed as an underwriter under the Securities Act of 1933 and describe any commissions the Fund must pay. Any such agent will be acting on a best efforts basis for the period of its appointment or, if indicated in the applicable prospectus supplement or other offering materials, on a firm commitment basis. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for the Fund in the ordinary course of business.

   If any underwriters or agents are utilized in the sale of Common Shares in respect of which this prospectus is delivered, the Fund will enter into an underwriting agreement or other agreement with them at the time of sale to them, and the Fund will set forth in the prospectus supplement relating to such offering their names and the terms of the Fund's agreement with them.

   If a dealer is utilized in the sale of Common Shares in respect of which this prospectus is delivered, the Fund will sell such Common Shares to the dealer, as principal. The dealer may then resell such Common Shares to the public at varying prices to be determined by such dealer at the time of resale.

   The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for the Fund.

   Agents, underwriters and dealers may be entitled under agreements which they may enter into with the Fund to indemnification by the Fund against certain civil liabilities, including liabilities under the Securities Act, and may be customers of, engage in transactions with or perform services for the Fund in the ordinary course of business.

   In order to facilitate the offering of the Common Shares, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares or any other Common Shares the prices of which may be used to determine payments on the Common Shares. Specifically, any underwriters may over-allot in connection with the offering, creating a short position for their own accounts. In addition, to cover over-allotments or to stabilize the price of the Common Shares or of any such other Common Shares, the underwriters may bid for, and purchase, the Common Shares or any such other Common Shares in the open market. Finally, in any offering of the Common Shares through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the Common Shares in the offering if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of the Common Shares above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.

   The Fund may enter into derivative transactions with third parties, or sell Common Shares not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Common Shares covered by this prospectus and the applicable prospectus supplement or other offering materials, including in short sale transactions. If so, the third parties may use Common Shares pledged by the Fund or borrowed from the Fund or others to settle those sales or to close out any related open borrowings of stock, and may use Common Shares received from the Fund in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement or other offering materials (or a post-effective amendment).

   The Fund or one of the Fund's affiliates may loan or pledge Common Shares to a financial institution or other third party that in turn may sell the Common Shares using this prospectus. Such financial institution or third party may transfer its short position to investors in our Common Shares or in connection with a simultaneous offering of other Common Shares offered by this prospectus or otherwise.

   The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold.

   Any underwriter, agent or dealer utilized in the initial offering of Common Shares will not confirm sales to accounts over which it exercises discretionary authority without the prior specific written approval of its customer.


                              DESCRIPTION OF SHARES

Common Shares

      The Declaration of Trust authorizes the issuance of an unlimited number of common shares. The Common Shares being offered have a par value of $.01 per share and subject to the rights of the holders of preferred shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered by this prospectus will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Board of Trustees in their sole discretion) or rights to cumulative voting.

      The Fund's common shares are, and the Common Shares offered in this prospectus will be subject to notice of issuance, listed on the NYSE under the symbol "FAV." The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

      Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Preferred Shares

      Although the Fund has no current intention to utilize leverage, the Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the common shareholders. Common shareholders have no preemptive right to purchase any preferred shares that might be issued.

      The Fund may elect to issue preferred shares as part of a leverage strategy. The Fund currently has the ability to issue leverage, which may include preferred shares, representing up to 33 1/3% of the Fund's Managed Assets immediately after the leverage is issued. The Board of Trustees also reserves the right to issue preferred shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund's Managed Assets less liabilities and indebtedness of the Fund (other than leverage consisting of debt). The Fund does not anticipate at this time that any preferred shares will be issued. Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any preferred shares will be similar to those stated below.

      Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to common shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

      Voting Rights. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the trustees of the Fund at any time two years of accrued dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2)-take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Declaration of Trust, holders of preferred shares will have equal voting rights with common shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with common shareholders as a single class.

      The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

      Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any preferred shares issued are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase preferred shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

      The discussion above describes the possible offering of preferred shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust. The Board of Trustees, without the approval of the common shareholders, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.


           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

   Under Massachusetts law, shareholders, in certain circumstances, could be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration of Trust requires a common shareholder vote only on those matters where the 1940 Act or the Fund's listing with an exchange require a common shareholder vote, but otherwise permits the Board of Trustees to take action without seeking the consent of common shareholders. For example, the Declaration of Trust gives the Board of Trustees broad authority to approve reorganizations between the Fund and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets without common shareholder approval if the 1940 Act would not require such approval. The Declaration of Trust further provides that the Board of Trustees may amend the Declaration of Trust in any respect without common shareholder approval. The Declaration of Trust, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration of Trust to persons who are or have been shareholders, trustees, officers or employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment. The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of two-thirds of the trustees, the Board of Trustees may from time to time be increased or decreased. The Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues preferred shares, the Fund may establish a separate class for the trustees elected by the holders of the preferred shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office. Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the common shares and preferred shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration of Trust); (3) a sale, lease or exchange of all or substantially all of the Fund's assets (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration); (4) in certain circumstances, a termination of the Fund; (5) a removal of trustees by shareholders; or (6) certain transactions in which a Principal Shareholder (as defined in the Declaration of Trust) is a party to the transaction. However, with respect to (1) above, if there are preferred shares outstanding, the affirmative vote of the holders of two-thirds of the preferred shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects preferred shares, if any, then an affirmative vote of two-thirds of the preferred shares voting together as a separate class is required as well. With respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. See the SAI under "Certain Provisions in the Declaration of Trust and By-Laws."

   The provisions of the Declaration of Trust described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

   The Declaration of Trust also provides that prior to bringing a derivative action, a demand must first be made on the Board of Trustees by three unrelated shareholders that hold shares representing at least 5% of the voting power of the Fund or affected class. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Board of Trustees has a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Board of Trustees is required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Board of Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund's costs, including attorney's fees. The Declaration of Trust also includes a forum selection clause requiring that any shareholder litigation be brought in certain courts in Illinois and further provides that any shareholder bringing an action against the Fund waive the right to trial by jury to the fullest extent permitted by law.

   Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.


                 STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES
                          AND CHANGE IN FUND STRUCTURE

Closed-End Structure

   Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

   However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the common shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at net asset value or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per common share. In addition, as noted above, the Board of Trustees determined in connection with the initial offering of common shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company.


Repurchase of Common Shares and Tender Offers

   In recognition of the possibility that the common shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Advisor, Sub-Advisor and the corporate finance services and consulting agent that the Advisor has retained, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund will consider from time to time open market repurchases of and/or tender offers for common shares to seek to reduce any market discount from net asset value that may develop. In connection with its consideration from time to time of open-end repurchases of and/or tender offers for common shares, the Board of Trustees of the Fund will consider whether to commence a tender offer or share-repurchase program at the first quarterly board meeting following a calendar year in which the Fund's common shares have traded at an average weekly discount from net asset value of more than 10% in the last 12 weeks of that calendar year. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. The Fund may, subject to its investment limitation with respect to borrowings and limitations on seniority within the Fund's capital structure if the Fund has other borrowings outstanding at such time, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

   There can be no assurance that repurchases of common shares or tender offers, if any, will cause the common shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding common shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their common shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common shares in conjunction with an announced repurchase program or tender offer for the common shares.

   Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the common shares, the acquisition of common shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Because of the nature of the Fund's investment objective, policies and portfolio, the Advisor and the Sub-Advisor do not anticipate that repurchases of common shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for common shares, although no assurance can be given that this will be the case.

Conversion to Open-End Fund

   The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's common shares outstanding and entitled to vote; provided, however, that such vote shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchange or market system. Any preferred shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in this prospectus to the extent discussed herein. Such limitations could adversely affect distributions to Fund common shareholders in the event of conversion to an open-end fund. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load.


                                   TAX MATTERS

    This section summarizes some of the main U.S. federal income tax consequences of owning common shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Fund Status. The Fund intends to elect and to qualify annually as a "regulated investment company" under the federal tax laws. To qualify, the Fund must, among other things, satisfy certain requirements relating to the source and nature of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and distributes all of its income, the Fund generally will not pay federal income or excise taxes. However, under certain circumstances, the Fund may owe a deferred tax amount in regards to its investment in certain foreign corporations.

   Distributions. Fund distributions will constitute dividends to the extent of the Fund's current and accumulated earnings and profits. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, but, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at tax rates equal to those applicable to net capital gains. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. The Fund is likely to make distributions in some years in excess of its earnings and profits. To the extent that the Fund makes distributions in excess of its current and accumulated earnings and profits, such distributions will represent a return of capital for tax purposes to the extent of your tax basis in the shares and thus will generally not be taxable to you and will thereafter generally constitute a capital gain (assuming that you hold your shares as capital assets). The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

   Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

   If You Sell Shares. If you sell your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares, such as to account for any distributions which are a return of capital as discussed above. Any loss realized upon a taxable disposition of the shares may be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the original shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. In addition, the ability to deduct capital losses may otherwise be limited.

   Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for capital gains is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets); however, the 20% rate will be reduced to 18% and the 10% rate will be reduced to 8% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

   A portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund generally will be taxed at the same reduced federal income tax rates that apply to net capital gain (as discussed above), but only if certain holding period requirements are satisfied by you and the Fund and the dividends are attributable to qualified dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates applicable to qualified dividend income.

   Investment in Certain Foreign Corporations. If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

   Foreign Tax Credit. If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

   Foreign Investors. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. Distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2010, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

   Backup Withholding. The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders under federal tax laws are generally exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or credit against the shareholder's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

   Alternative Minimum Tax. As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

   Further Information. The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.


                   CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

   The custodian of the assets of the Fund is PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., effective May 15, 2009. The Fund's transfer and dividend paying agent is PNC Global Investment Servicing (U.S.) Inc. ("PNC"), 301 Bellevue Parkway, Wilmington, Delaware 19809, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., effective May 15, 2009. Also effective May 15, 2009, pursuant to an administration and accounting services agreement, PNC provides certain administrative and accounting service to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. Prior to such date, JPMorgan Investor Services Co. served as the Fund's administrator and accountant, JPMorgan Chase Bank, National Association served as the Fund's custodian and American Stock Transfer & Trust Company served as the Fund's transfer agent. As compensation for accounting and administrative services, the Fund has agreed to pay PNC an annual fee, calculated daily and payable on a monthly basis, of 0.095% of the Fund's first $200 million of average Managed Assets, subject to decrease with respect to additional Fund Managed Assets.


                                 LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois. Chapman and Cutler LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP. If certain legal matters in connection with an offering of Common Shares are passed upon by counsel for the underwriters or sales agent of such offering, such counsel will be named in a prospectus supplement.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
Use of Proceeds ...........................................................  1
Investment Objectives .....................................................  1
Investment Restrictions ...................................................  1
Investment Policies and Techniques ........................................  3
Additional Information About the Fund's Investments and Investment Risks...  6
Other Investment Policies and Techniques .................................. 13
Management of the Fund .................................................... 21
Investment Advisor ........................................................ 28
Proxy Voting Policies and Procedures....................................... 30
Sub-Advisor ............................................................... 30
Portfolio Transactions and Brokerage ...................................... 34
Certain Provisions in the Declaration of Trust and By-Laws................. 35
Repurchase of Fund Shares; Conversion to Open-End Fund .................... 39
Federal Income Tax Matters ................................................ 41
Performance Related and Comparative Information ........................... 47
Independent Registered Public Accounting Firm ............................. 49
Custodian, Administrator, Fund Accountant and Transfer Agent .............. 50
Additional Information .................................................... 50
Financial Statements and Report of Independent Registered Public
   Accounting Firm........................................................ F-1
Appendix A -- Description of Ratings ..................................... A-1
Appendix B --Aviance Capital Management, LLC Proxy Voting Guidelines ..... B-1

                     This page is intentionally left blank.

   You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted.
--------------------------------------------------------------------------------


                                TABLE OF CONTENTS
                                                                          Page
Prospectus Summary..........................................................1
Summary of Fund Expenses...................................................15
Market and Net Asset Value Information.....................................17
The Fund...................................................................18
Use of Proceeds............................................................18
The Fund's Investments.....................................................18
Risks......................................................................23
Management of the Fund.....................................................32
Net Asset Value............................................................34
Distributions..............................................................35
Dividend Reinvestment Plan.................................................36
Plan of Distribution.......................................................37
Description of Shares......................................................38
Certain Provisions in the Declaration of Trust and By-Laws.................39
Structure of the Fund; Common Share Repurchases and
   Change in Fund Structure................................................41
Tax Matters................................................................43
Custodian, Administrator and Transfer Agent................................45
Legal Opinions.............................................................45


--------------------------------------------------------------------------------

                     FIRST TRUST ACTIVE DIVIDEND INCOME FUND





                          UP TO 3,300,000 COMMON SHARES






-------------------------------------------------------------------------------
                                   PROSPECTUS
-------------------------------------------------------------------------------

















                               ____________, 2009





                                   Back Cover

                     FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                       STATEMENT OF ADDITIONAL INFORMATION

      First Trust Active Dividend Income Fund (the "Fund") is a closed-end, diversified management investment company.

      This Statement of Additional Information relates to the common shares of beneficial interest of the Fund offered by the Fund's prospectus dated _________, 2009 (the "Prospectus") and any prospectus supplement relating thereto (the "Common Shares"). On September 20, 2007, the Fund issued an aggregate of 6,400,000 common shares in its initial public offering. Pursuant to an overallotment option, the Fund issued an additional 800,000 common shares for a total of 7,200,000 common shares. The Fund's currently outstanding common shares are, and the Common Shares offered by the Prospectus and any prospectus supplement will be, subject to notice of issuance, listed on the New York Stock Exchange under the symbol "FAV."

      This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus and any prospectus supplement prior to purchasing such Shares. A copy of the Fund's Prospectus and any prospectus supplement may be obtained without charge by calling (800) 988-5891. You also may obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). As used in this Statement of Additional Information, unless the context requires otherwise, "common shares" refers to the Fund's common shares of beneficial interest currently outstanding as well as those Common Shares offered by the Prospectus and any prospectus supplement and the holders of the common shares are called "common shareholders." Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus and any prospectus supplement.

      This Statement of Additional Information is dated ________________, 2009.

      THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                TABLE OF CONTENTS

                                                                            Page

USE OF PROCEEDS..............................................................1
INVESTMENT OBJECTIVES........................................................1
INVESTMENT RESTRICTIONS......................................................1
INVESTMENT POLICIES AND TECHNIQUES...........................................3
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS.....6
OTHER INVESTMENT POLICIES AND TECHNIQUES....................................13
MANAGEMENT OF THE FUND......................................................21
INVESTMENT ADVISOR..........................................................28
PROXY VOTING POLICIES AND PROCEDURES........................................30
SUB-ADVISOR.................................................................30
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................34
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS..................36
REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND......................39
FEDERAL INCOME TAX MATTERS..................................................41
PERFORMANCE RELATED AND COMPARATIVE INFORMATION.............................47
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................50
CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT................50
ADDITIONAL INFORMATION......................................................50


FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM................................................. F-1
APPENDIX A -- DESCRIPTION OF RATINGS...................................... A-1
APPENDIX B -- AVIANCE CAPITAL MANAGEMENT, LLC PROXY VOTING GUIDELINES..... B-1

                                 USE OF PROCEEDS

      The Fund will invest substantially all of the net proceeds from any sales of Common Shares pursuant to the Prospectus and any prospectus supplement in accordance with the Fund's investment objectives and policies as stated below or for other general corporate purposes.

      Pending investment in securities that meet the Fund's investment objectives and policies, the net proceeds of this offering will be invested in cash or cash equivalents.


                              INVESTMENT OBJECTIVES

      Investment Objectives. The Fund's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation.

      The Fund seeks to achieve its investment objectives by investing at least 80% of its Managed Assets in a diversified portfolio of dividend-paying multi-cap equity securities of both U.S. and non-U.S. issuers that Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor") believes offer the potential for attractive income and/or capital appreciation. In selecting securities for investment by the Fund, one of the Sub-Advisor's key considerations is whether the securities pay dividends that will qualify for the reduced federal income tax rates applicable to qualified dividend income.

      Percentage limitations described in this Statement of Additional Information are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio and other events.

      The Common Shares may trade at a discount or premium to net asset value ("NAV"). An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objectives. For further discussion of the Fund's portfolio composition and associated special risk considerations, see "The Fund's Investments" and "Risks" in the Prospectus and any prospectus supplement.


                             INVESTMENT RESTRICTIONS

      The Fund's investment objectives and certain investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not:

             1. With respect to 75% of its total assets, purchase any securities if, as a result, more than 5% of the Fund's total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;

             2. Purchase any security if, as a result of the purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities;

             3. Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;

             4. Issue senior securities, as defined in the 1940 Act, other than:
      (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 above; or (iv) pursuant to a Securities and Exchange Commission exemptive order;

             5. Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;

             6. Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended in connection with the purchase and sale of portfolio securities;

             7. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities; and

             8. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

      For the purpose of applying the limitation set forth in subparagraph (1) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

      Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a "majority of the outstanding voting securities" means the vote of: (A) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (B) more than 50% of the Fund's shares, whichever is less.

      In addition to the foregoing investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

             1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short; or

             2. Purchase securities of listed companies for the purpose of exercising control.

      The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.


                       INVESTMENT POLICIES AND TECHNIQUES

      The following information supplements the discussion of the Fund's investment objectives, policies and techniques that are described in the Fund's Prospectus.

PORTFOLIO COMPOSITION

      Derivatives. The Fund may, but is not required to, use various derivatives described below to reduce interest rate risk arising from any use of financial leverage, facilitate portfolio management, mitigate risks, including interest rate, currency and credit risks, and/or earn income. Such derivatives are generally accepted under modern portfolio management practices and are regularly used by closed-end management investment companies and other institutional investors. Although the Sub-Advisor seeks to use the practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, credit default swaps, swap options, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or enter into credit transactions, total rate of return swap transactions, credit default swaps and other credit derivative instruments. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use derivatives for non-hedging purposes to enhance potential gain.

      Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of the Common Shares and any preferred Shares, commercial paper or notes and/or borrowings are being invested, or during periods in which First Trust Advisors L.P. ("First Trust Advisors" or "Advisor") or the Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may temporarily deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and cash equivalents with remaining maturities of less than one year. The Advisor's or the Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Common Shares may be adversely affected and the Fund may not pursue or achieve its investment objectives.

      Cash and cash equivalents are defined to include, without limitation, the following:

            (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

            (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation ("FDIC") regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

            (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

            (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a nationally recognized statistical rating organization ("NRSRO") and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

            (5) The Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

            (6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

            (7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.


   ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS

DERIVATIVES RISK

      The Fund may use various other investment management techniques that also involve certain risks and special considerations, including utilizing derivative instruments to generate income or for hedging and risk management purposes. Derivative instruments the Fund may use include interest rate options, futures, swaps, caps, floors, collars and other derivative transactions. These strategic transactions will be entered into to generate income or to seek to manage the risks of the Fund's portfolio securities, but may have the effect of limiting the gains from favorable market movements.

      A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to generate income or to preserve a return on a particular investment or portion of its portfolio, and also may enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund also may engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates, currencies or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The successful utilization of derivative transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Sub-Advisor possesses the skills necessary for the successful utilization of derivative transactions.

The Fund will incur brokerage and other costs in connection with its derivative transactions.

      The Fund may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an obligation to make floating rate payments for an obligation to make fixed rate payments.

      The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling the interest rate floor.

      In circumstances in which the Sub-Advisor anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

      The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Sub-Advisor's ability to predict correctly the direction and extent of movements in interest rates.

      At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency.

Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

      If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Although the Fund believes that use of the derivative transactions described above will benefit the Fund, if the Sub-Advisor's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

      Because these derivative transactions designed to mitigate risk are entered into for good-faith risk management purposes, the Sub-Advisor and the Fund believe these hedging transactions do not constitute senior securities. The Fund usually will enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash, cash equivalents or liquid securities having an aggregate market value at least equal to the accrued excess will be segregated on the Fund's records. If the Fund enters into a swap on other than a net basis, the Fund intends to segregate assets on the Fund's records in the full amount of the Fund's obligations under each swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Sub-Advisor, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to the transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Sub-Advisor believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

      The Fund also may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Advisor is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Advisor is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.

      Credit Default Swap Transactions. The Fund may invest in credit default swap transactions (as measured by the notional amounts of the swaps), including credit linked notes (described below) for hedging and investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference asset. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the full notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated on the Fund's records, the use of credit default swap transactions could then be considered leverage. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

      The Fund also may purchase credit default swap contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

      Risks and Special Considerations Concerning Derivatives. In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

            (1) Market Risk. Market risk is the risk that the value of the underlying assets may go down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Sub-Advisor's ability to predict correctly market movements or changes in the relationships of such instruments to the Fund's portfolio holdings, and there can be no assurance the Sub-Advisor's judgment in this respect will be accurate. Consequently, the use of derivatives for investment or hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not used derivatives.

            (2) Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter ("OTC") derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Sub-Advisor reasonably believes are capable of performing under the contract.

            (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Sub-Advisor's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Sub-Advisor's judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

            (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

            (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

            (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

ILLIQUID/RESTRICTED SECURITIES

      The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed by the Fund of within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities). The Fund may also invest in restricted securities. The Sub-Advisor, under the supervision of the Advisor and the Board of Trustees, will determine whether restricted securities are illiquid. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered in order for the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and reverse repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register the restricted securities to dispose of them resulting in additional expense and delay. Adverse market conditions could impede the public offering of securities.

      Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

RESTRICTIVE COVENANTS AND 1940 ACT RESTRICTIONS

      With respect to any leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the "Credit Agreements") will likely include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue preferred shares;
(ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objectives or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; (viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its Employee Retirement Income Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Code or ERISA. In addition, the Credit Agreements would not permit the Fund's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time.

      Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreements would limit the Fund's ability to pay dividends or make other distributions on the Fund's common shares unless the Fund complies with the Credit Agreements' 300% asset coverage test. In addition, the Credit Agreements will not permit the Fund to declare dividends or other distributions or purchase or redeem Common Shares or Preferred Shares: (i) at any time that any event of default under the Credit Agreements has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the Credit Agreements' 300% asset coverage test set forth in the Credit Agreements.


                   OTHER INVESTMENT POLICIES AND TECHNIQUES

DERIVATIVE STRATEGIES

      General Description of Derivative Strategies. The Fund may use derivatives or other transactions to generate income, to hedge the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale, to seek to reduce interest rate risks arising from the use of any Leverage by the Fund and to mitigate risks, including interest rate, currency and credit risks. The specific derivative instruments to be used, or other transactions to be entered into, for such investment or hedging purposes may include exchange-listed and over-the-counter put and call options on currencies, securities, fixed-income, currency and interest rate indices, and other financial instruments, financial futures contracts and options thereon (hereinafter referred to as "Futures" or "futures contracts"), interest rate and currency transactions such as swaps, caps, floors or collars, credit transactions, total rate of return swap transactions, credit default swaps or other credit derivative instruments.

      Derivative instruments on securities may be used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Derivative strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, derivative strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by tax considerations.

      General Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Fund is not subject to regulation as a commodity pool under the CEA.

      Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

      Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the Securities and Exchange Commission and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the Securities and Exchange Commission and CFTC segregated on the Fund's records in the amount prescribed. Securities segregated on the Fund's records cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

      Options. The Fund may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

      As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

      Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

      Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

      Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Fund's derivative investments may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

      Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

      An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

      Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

      There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

      Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

      As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

      If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

      Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

      In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

      In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances such as where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances - such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

      A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

      Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

      Swap Agreements. The Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

      Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

      Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

      A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the Securities and Exchange Commission. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets on the Fund's records with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets on the Fund's records with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

BORROWINGS AND PREFERRED SHARES

      Although the Fund has no current intention to do so, the Fund is authorized to, and reserves the flexibility in the future to, use Leverage. The Fund has the ability to borrow (by use of commercial paper, notes and/or other borrowings) an amount up to 33-1/3% (or such other percentage as permitted by law) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. Any use of Leverage by the Fund will, however, be consistent with the provisions of the 1940 Act. The Fund also has the ability to issue preferred shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds from Leverage). The Fund may borrow from banks and other financial institutions.

      The Leverage would have complete priority upon distribution of assets over common shares. The issuance of Leverage would leverage common shares. Although the timing and other terms of the offering of Leverage and the terms of the Leverage would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds derived from any Leverage offering in securities consistent with the Fund's investment objectives and policies. If preferred shares are issued they would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage, after taking expenses into consideration, the Leverage will cause common shareholders to receive a higher rate of income than if the Fund were not leveraged.

      Leverage creates risk for holders of the common shares, including the likelihood of greater volatility of net asset value and market price of the common shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the holders of the common shares or will result in fluctuations in the dividends paid on the common shares. To the extent total return exceeds the cost of Leverage, the Fund's return will be greater than if Leverage had not been used. Conversely, if the total return derived from securities purchased with proceeds received from the use of Leverage is less than the cost of Leverage, the Fund's return will be less than if Leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from Leverage at a higher rate than the costs of Leverage, which would enhance returns to common shareholders. The fees paid to the Advisor and Sub-Advisor will be calculated on the basis of the Managed Assets, including proceeds from borrowings for Leverage and the issuance of preferred shares. During periods in which the Fund is utilizing Leverage, the investment advisory fee payable to the Advisor (and by the Advisor to the Sub-Advisor) will be higher than if the Fund did not utilize a leveraged capital structure. The use of Leverage creates risks and involves special considerations.

      The Fund's Declaration authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of Managed Assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940
Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

      The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the common shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. Further, the 1940 Act grants, in certain circumstances, to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

      Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or any Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

      Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has preferred shares outstanding, two of the Fund's trustees will be elected by the holders of preferred shares as a class. The remaining trustees of the Fund will be elected by holders of common shares and preferred shares voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the trustees of the Fund.

      The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Fund under the Investment Management Agreement is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund and choose the Fund's officers. The Board of Trustees is divided into three classes: Class I, Class II and Class
III. Each Trustee was initially elected for a term of from one to three years, depending on the class, as more fully described below. Subsequently, the Trustees in each class are elected to serve until the third succeeding annual shareholder meeting subsequent to his election or thereafter in each case when his respective successors are duly elected and qualified, as described below. The officers of the Fund serve indefinite terms. The following is a list of the Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.

                                                                                                  NUMBER OF
                                                    TERM OF OFFICE(2)                             PORTFOLIOS IN
                                                    AND YEAR FIRST                                FUND COMPLEX   OTHER
NAME, ADDRESS AND DATE OF     POSITION AND OFFICES  ELECTED OR          PRINCIPAL OCCUPATIONS     OVERSEEN BY    DIRECTORSHIPS
BIRTH                         WITH FUND             APPOINTED           DURING PAST 5 YEARS       TRUSTEE        HELD BY TRUSTEE

Trustee who is an Interested
Person of the Fund
----------------------------
James A. Bowen(1)             President, Chairman   o Class III (3)(4)  President, First Trust    60 Portfolios  Trustee of
120 East Liberty Drive,       of the Board, Chief   o 2007              Portfolios L.P. and                      Wheaton College
  Suite 400                   Executive Officer                         First Trust Advisors
Wheaton, IL 60187             and Trustee                               L.P.; Chairman of the
D.O.B.: 09/55                                                           Board of Directors, Bond
                                                                        Wave LLC (Software
                                                                        Development
                                                                        Company/Investment
                                                                        Advisor) and Stonebridge
                                                                        Advisors LLC

Trustees who are not
Interested Persons of the Fund
------------------------------
Richard E. Erickson           Trustee               o Class II (3)(4)   Physician; President,     60 Portfolios  None
c/o First Trust Advisors L.P.                       o 2007              Wheaton Orthopedics; Co-
120 East Liberty Drive,                                                 owner and Co-Director
  Suite 400                                                             (January 1996 to May
Wheaton, IL 60187                                                       2007), Sports Med Center
D.O.B.: 04/51                                                           for Fitness; Limited
                                                                        Partner, Gundersen Real
                                                                        Estate Limited
                                                                        Partnership; Member,
                                                                        Sportsmed LLC

Thomas R. Kadlec              Trustee               o Class II (3)(4)   Senior Vice President     60 Portfolios  None
c/o First Trust Advisors L.P.                       o 2007              and Chief Financial
120 East Liberty Drive,                                                 Officer (May 2007 to
  Suite 400                                                             Present), Vice President
Wheaton, IL 60187                                                       and Chief Financial
D.O.B.: 11/57                                                           Officer (1990 to May
                                                                        2007), ADM Investor
                                                                        Services, Inc. (Futures
                                                                        Commission Merchant);
                                                                        President (May 2005 to
                                                                        Present), ADM Derivatives,
                                                                        Inc.; Registered
                                                                        Representative (2000 to
                                                                        Present), Segerdahl &
                                                                        Company, Inc., a FINRA
                                                                        member

Robert F. Keith               Trustee               o Class I (3)(4)    President (2003 to        60 Portfolios  None
c/o First Trust Advisors L.P.                       o 2007              Present), Hibs
120 East Liberty Drive,                                                 Enterprises (Financial
  Suite 400                                                             and Management
Wheaton, IL 60187                                                       Consulting); President
D.O.B.: 11/56                                                           (2001 to 2003), Aramark
                                                                        Management Services
                                                                        L.P.; President and
                                                                        Chief Operating Officer
                                                                        (1998 to 2003),
                                                                        ServiceMaster Management
                                                                        Services, L.P.


                                      -22-





                                                                                                  NUMBER OF
                                                    TERM OF OFFICE(2)                             PORTFOLIOS IN
                                                    AND YEAR FIRST                                FUND COMPLEX   OTHER
NAME, ADDRESS AND DATE OF     POSITION AND OFFICES  ELECTED OR          PRINCIPAL OCCUPATIONS     OVERSEEN BY    DIRECTORSHIPS
BIRTH                         WITH FUND             APPOINTED           DURING PAST 5 YEARS       TRUSTEE        HELD BY TRUSTEE

Niel B. Nielson               Trustee               o Class III (3)(4)  President (2002 to        60 Portfolios  Director of
c/o First Trust Advisors L.P.                       o 2007              Present), Covenant College               Covenant
120 East Liberty Drive,                                                                                          Transport Inc.
  Suite 400
Wheaton, IL 60187
D.O.B.: 03/54


Officers of the Fund
--------------------
Mark R. Bradley               Treasurer,            o Indefinite term   Chief Financial Officer,  N/A            N/A
120 East Liberty Drive        Controller, Chief     o Since Fund        First Trust Portfolios
  Suite 400                   Financial Officer       Inception         L.P. and First Trust
Wheaton, IL 60187             and Chief Accounting                      Advisors L.P.; Chief
D.O.B.: 11/57                 Officer                                   Financial Officer,
                                                                        BondWave LLC (Software
                                                                        Development
                                                                        Company/Investment
                                                                        Advisor) and Stonebridge
                                                                        Advisors LLC

Erin E. Chapman               Assistant             o Indefinite term   General Counsel           N/A            N/A
120 East Liberty Drive,       Secretary             o 2009              (October 2007 to Present),
  Suite 400                                                             Associate Counsel
Wheaton, IL 60187                                                       (March 2006 to October
D.O.B.: 08/76                                                           2007), First Trust
                                                                        Advisors L.P.; Associate
                                                                        Attorney (November 2003
                                                                        to March 2006) Doyle &
                                                                        Bolotin, Ltd.

James M. Dykas                Assistant Treasurer   o Indefinite term   Senior Vice President     N/A            N/A
120 East Liberty Drive,                             o Since Fund        (April 2007 to Present),
  Suite 400                                           Inception         Vice President (January
Wheaton, IL 60187                                                       2005 to April 2007),
D.O.B.: 01/66                                                           First Trust Advisors
                                                                        L.P. and First Trust
                                                                        Portfolios L.P.;
                                                                        Executive Director
                                                                        (December 2002 to
                                                                        January 2005), Vice
                                                                        President (December 2000
                                                                        to December 2002), Van
                                                                        Kampen Asset Management
                                                                        and Morgan Stanley
                                                                        Investment Management

Christopher R. Fallow         Assistant Vice        o Indefinite term   Assistant Vice President  N/A            N/A
120 East Liberty Drive,       President             o Since Fund        (August 2006 to
  Suite 400                                           Inception         Present), Associate
Wheaton, IL 60187                                                       (January 2005 to August
D.O.B.: 04/79                                                           2006), First Trust
                                                                        Portfolios L.P. and
                                                                        First Trust Advisors
                                                                        L.P.; Municipal Bond
                                                                        Trader (July 2001 to
                                                                        January 2005), BondWave
                                                                        LLC (Software
                                                                        Development Company/
                                                                        Investment Advisor)


                                      -23-





                                                                                                  NUMBER OF
                                                    TERM OF OFFICE(2)                             PORTFOLIOS IN
                                                    AND YEAR FIRST                                FUND COMPLEX   OTHER
NAME, ADDRESS AND DATE OF     POSITION AND OFFICES  ELECTED OR          PRINCIPAL OCCUPATIONS     OVERSEEN BY    DIRECTORSHIPS
BIRTH                         WITH FUND             APPOINTED           DURING PAST 5 YEARS       TRUSTEE        HELD BY TRUSTEE

W. Scott Jardine              Secretary and Chief   o Indefinite term   General Counsel, First    N/A            N/A
120 East Liberty Drive,       Compliance Officer    o Since Fund        Trust Portfolios L.P.
  Suite 400                                           Inception         and First Trust Advisors
Wheaton, IL 60187                                                       L.P.; Secretary,
D.O.B.: 05/60                                                           BondWave LLC (Software
                                                                        Development
                                                                        Company/Investment
                                                                        Advisor) and Stonebridge
                                                                        Advisors LLC

Daniel J. Lindquist           Vice President        o Indefinite term   Senior Vice President     N/A            N/A
120 East Liberty Drive,                             o Since Fund        (September 2005 to
  Suite 400                                           Inception         Present), Vice President
Wheaton, IL 60187                                                       (April 2004 to September
D.O.B: 02/70                                                            2005), First Trust
                                                                        Portfolios L.P. and
                                                                        First Trust Advisors L.P.

Coleen D. Lynch               Assistant             o Indefinite term   Assistant Vice President  N/A            N/A
120 East Liberty Drive,       Vice President        o 2008              (January 2008 to Present),
  Suite 400                                                             First Trust Portfolios
Wheaton, IL 60187                                                       L.P. and First Trust
D.O.B.: 07/58                                                           Advisors L.P.; Vice
                                                                        President (May 1998 to
                                                                        January 2008), Van
                                                                        Kampen Asset Management
                                                                        and Morgan Stanley
                                                                        Investment Management

Kristi A. Maher               Assistant Secretary   o Indefinite term   Deputy General Counsel    N/A            N/A
120 East Liberty Drive,                             o Since Fund        (May 2007 to Present),
  Suite 400                                           Inception         Assistant General
Wheaton, IL 60187                                                       Counsel (March 2004 to
D.O.B.: 12/66                                                           May 2007), First Trust
                                                                        Portfolios L.P. and
                                                                        First Trust Advisors L.P.

____________________

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors, investment adviser of the Fund.

(2)  Officer positions with the Fund have an indefinite term.

(3) Currently, Robert F. Keith, as a Class I Trustee, is serving a term until the Fund's 2011 annual meeting. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving a term until the Fund's 2012 annual meeting. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving a term until the Fund's 2010 annual meeting.

(4)  Each Trustee has served in such capacity since the Fund's inception.

      The Board of Trustees of the Fund has four standing committees: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-Laws. The members of the Executive Committee shall also serve as a special committee of the Board known as the Pricing and Dividend Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Such Committee is also responsible for the declaration and setting of dividends. Messrs. Erickson and Bowen are currently members of the Executive Committee. The Executive Committee serving as the Pricing and Dividend Committee met four times during the Fund's last fiscal year.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Fund's Board of Trustees. Messrs. Erickson, Nielson, Kadlec and Keith are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including Shareholders. The Fund has a retirement policy of age 72 for Trustees. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including Shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, Shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund Shareholder); (b) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. The Nominating and Governance Committee met four times during the Fund's last fiscal year.

      The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Nielson and Keith are members of the Valuation Committee. The Valuation Committee met four times during the Fund's last fiscal year.

      The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Nielson, Kadlec and Keith serve on the Audit Committee. The Audit Committee met nine times during the Fund's last fiscal year.

      Each Trustee serves as a trustee of First Defined Portfolio Fund, LLC, an open-end fund with 8 portfolios advised by First Trust Advisors, as well as First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Strategic High Income Fund III, First Trust/Aberdeen Emerging Opportunity Fund and First Trust Specialty Finance and Financial Opportunities Fund, closed-end funds advised by First Trust Advisors, and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEX(R) Fund, exchange-traded funds with 39 portfolios, respectively, advised by First Trust Advisors (collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. or their affiliates. In addition, Mr. Bowen and the other officers of the Fund (other than Christopher
R. Fallow) hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Fund. Mr. Fallow, Assistant Vice President of the Fund, serves in the same position for all of the funds in the First Trust Fund Complex with the exception of First Defined Portfolio Fund, LLC, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEX(R) Fund.

      Each trust in the First Trust Fund Complex pays each Trustee who is not an officer or employee of First Trust Advisors, any sub-advisor or any of their affiliates ("Independent Trustees") an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts.

      Effective January 1, 2008, Dr. Erickson is paid annual compensation of $10,000 to serve as the Lead Trustee, Mr. Keith is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee, Mr. Kadlec is paid annual compensation of $2,500 to serve as the chairman of the Valuation Committee and Mr. Nielson is paid annual compensation of $2,500 to serve as the chairman of the Nominating and Governance Committee. Each chairman will serve two years before rotating to serve as a chairman of another committee or as Lead Trustee. The annual compensation is allocated equally among each of the trusts in the First Trust Fund Complex. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings.

      The following table sets forth compensation paid by the Fund during the Fund's last fiscal year to each of the Trustees and total compensation paid to each of the Trustees by the First Trust Fund Complex for a full calendar year. The Fund has no retirement or pension plans. The officers and the Trustee who are "interested persons" as designated above serve without any compensation from the Fund.

                                                         ESTIMATED TOTAL
                                                           COMPENSATION
                                                          FROM FUND AND
                                 AGGREGATE               FIRST TRUST FUND
 NAME OF TRUSTEE         COMPENSATION FROM FUND (1)         COMPLEX(2)

 James A. Bowen                      $0                         $0
 Richard E. Erickson               $9,861                    $180,000
 Thomas R. Kadlec                  $9,687                    $172,500
 Robert F. Keith                   $9,653                    $175,000
 Niel B. Nielson                   $9,815                    $177,297
____________________

(1) The compensation paid by the Fund to the Trustees for the last fiscal year for services to the Fund.

(2) The total compensation paid to Messrs. Erickson, Kadlec, Keith and Nielson, Independent Trustees, from the Fund and the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the Fund and the First Defined Portfolio Fund, LLC, an open-end fund (with eight portfolios), the First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and the First Trust Exchange-Traded AlphaDEX(R) Fund, exchange-traded funds, plus estimated compensation to be paid to these trustees by the First Trust/Four Corners Senior Floating Rate Income Fund, the First Trust/Four Corners Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the Energy Income and Growth Fund, the First Trust Enhanced Equity Income Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund, the First Trust Strategic High Income Fund II, the First Trust Strategic High Income Fund III, the First Trust/Aberdeen Emerging Opportunity Fund and the First Trust Specialty Finance and Financial Opportunities Fund.

      The Fund has no employees. Its officers are compensated by First Trust Advisors. Shareholders of the Fund will elect certain Trustees at the next annual meeting of shareholders.

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the trustees in the First Trust Fund Complex as of December 31, 2008:

                                                 AGGREGATE DOLLAR RANGE OF
                                                    EQUITY SECURITIES IN
                                                 ALL REGISTERED INVESTMENT
                           DOLLAR RANGE OF               COMPANIES
                          EQUITY SECURITIES      OVERSEEN BY TRUSTEE IN THE
TRUSTEE                      IN THE FUND          FIRST TRUST FUND COMPLEX

James A. Bowen                   None                 Over $100,000
Richard E. Erickson              None                 $50,001 - $100,000
Thomas R. Kadlec                 None                 Over $100,000
Robert F. Keith                  None                 $50,001 - $100,000
Niel B. Nielson                  None                 $10,001 - $50,000

      As of December 31, 2008, the Trustees of the Fund who are not "interested persons" of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.


CONTROL PERSONS

      As of December 31, 2008, no person owned of record or beneficially more than 5% of the Fund's common shares.


                               INVESTMENT ADVISOR

      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, will be the investment advisor to the Fund. As investment advisor, First Trust Advisors provides the Fund with professional investment supervision and selects the Fund's Sub-Advisor (with the approval of the Board of Trustees) and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Advisor and provides the Fund with certain other services necessary with the management of the portfolio.

      First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment advisor registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

      First Trust Advisors is also advisor or sub-advisor to 26 mutual funds, 39 exchange-traded funds and 13 closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. First Trust Portfolios L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, took over the First Trust product line and acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. The First Trust product line commenced with the first insured unit investment trust in 1974 and to date, more than $115 billion in gross assets have been deposited in First Trust Portfolios L.P. unit investment trusts.

      First Trust Advisors acts as investment advisor to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect from year to year so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the covenants of the Advisor set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

      Pursuant to the Investment Management Agreement between the Advisor and the Fund, the Fund has agreed to pay for the services and facilities provided by the Advisor an annual management fee, payable on a monthly basis, equal to 1.00% of the Fund's Managed Assets.

      In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including: compensation of its Trustees (other than the Trustee affiliated with First Trust Advisors); custodian, transfer agent, administrative, accounting and dividend disbursing expenses; legal fees; expenses of independent auditors; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

      The Sub-Advisor receives a portfolio management fee at the annual rate of ..50% of Managed Assets, which is paid by the Advisor out of the Advisor's management fee. Pursuant to the Investment Management Agreement between the Fund and the Advisor, the Advisor must report regularly to the Board of Trustees on the performance of the Fund's investment portfolio as managed by the Sub-Advisor. The ownership interest in the Sub-Advisor by First Trust Portfolios L.P., an affiliate of the Advisor, may create a potential for conflict or appearance of conflict; however, the Advisor is contractually obligated to report accurate information to the Board of Trustees.

CODE OF ETHICS

      The Fund, the Advisor and the Sub-Advisor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. The codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.


                      PROXY VOTING POLICIES AND PROCEDURES

      The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

      The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board of Trustees has delegated day-to-day proxy voting responsibility to the Sub-Advisor whose proxy voting policy seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund. The Sub-Advisor's Proxy Voting Guidelines are set forth in Appendix B to this Statement of Additional Information.

      Information regarding how the Fund voted proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (800) 621-1675; (ii) on the Fund's website at http://www.ftportfolios.com; and (iii) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


                                   SUB-ADVISOR

      Aviance Capital Management, LLC, a registered investment adviser, is the Sub-Advisor to the Fund. Aviance is an asset management firm focused on managing multi-cap value and growth portfolios. Aviance was founded in November 2006 and is currently managed by: Christian C. Bertelsen; Michael J. Dixon; and Edward C. Bertelsen (the "Managing Members"). Aviance's Managing Members previously worked together in the same roles at Global Financial Private Capital, an incubator registered investment adviser and the predecessor to Aviance, from November 2004 to November 2006.

      Aviance is a Florida limited liability company located at 2080 Ringling Boulevard, Sarasota, Florida 34237. As of August 1, 2009, Aviance had approximately $253 million in assets under management. Following the acquisition of a minority interest in Aviance by First Trust Portfolios L.P., an affiliate of the Advisor, the Sub-Advisor is wholly-owned by the Managing Members and First Trust Portfolios L.P.

      Aviance is responsible for the day-to-day management of the Fund's portfolio utilizing a team led by Christian C. Bertelsen and Mark Belanian. Mr. Bertelsen and Mr. Belanian have approximately six years of experience working together and approximately 50 years of cumulative industry experience.

Christian C. Bertelsen
Chief Investment Officer - Senior Portfolio Manager

      Christian C. Bertelsen has over 41 years of investment experience. Since November 2004, he was Chief Investment Officer at Global Financial Private Capital, the incubator company of Aviance. From July 1997 to December 2003, Mr. Bertelsen was director of the value equity group for Phoenix Investment Counsel, during which time he was responsible for developing strategies that focused on the analysis of dividends as a means of identifying undervalued companies and generating income. He served as Chief Investment Officer at Dreman Value Advisors between January 1996 and July 1997, and was a Senior Vice President with Eagle Asset Management between April 1993 and January 1996. From June 1986 to April 1993, Mr. Bertelsen headed the equity investment department at Colonial Advisory Services, Inc., and managed The Colonial Fund. Prior to 1986, he held positions with Batterymarch Financial Management and State Street Bank & Trust Company. Mr. Bertelsen holds an M.B.A. and a B.A. in Economics and History from Boston University.

Mark Belanian
Portfolio Analyst

      Mark Belanian has over 9 years of investment industry experience. Mr. Belanian joined Global Financial Private Capital/Aviance in February 2006 from Merrill Lynch's Global Private Client Group in Sarasota, Florida, where he had worked since February 2005. Mr. Belanian worked with Christian Bertelsen as a portfolio analyst at Phoenix Investment Counsel between June 1998 and January 2005. Mr. Belanian graduated from Trinity College with a B.A. in Modern Language.

James R. Neel, CFA
Portfolio Manager

      James R. Neel, CFA, has over 30 years of experience in investment management. While managing equity mutual funds for Kemper in the 1990s, Mr. Neel won a Lipper Award in the Growth and Income category. Mr. Neel also served as the portfolio strategist for Kemper Financial Services, CEO of Dreman Value Advisors, where he worked with Christian Bertelsen, and Partner at Loomis Sayles. Mr. Neel is a graduate of Michigan State University, where he received a B.A. in 1965. He received an M.B.A. from Michigan State University in 1966. Mr. Neel earned the Chartered Financial Analyst designation in 1976. Mr. Neel also served four years as a U.S. Navy officer.

      The portfolio managers also have responsibility for the day-to-day management of accounts other than the Fund, including separate accounts. The advisory fees received by the Sub-Advisor in connection with the management of the Fund and other accounts are not based on the performance of the Fund or the other accounts. Information regarding those other accounts is set forth below.

--------------------------------------------------------------------------------
                    NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                       AS OF AUGUST 20, 2009
--------------------------------------------------------------------------------
PORTFOLIO MANAGER       REGISTERED INVESTMENT           OTHER POOLED
                              COMPANIES                  INVESTMENT
                        (OTHER THAN THE FUND)             VEHICLES
--------------------------------------------------------------------------------
Christian C.              Number: 0                      Number: 63
   Bertelsen              Assets: $0                     Assets: $145 million
--------------------------------------------------------------------------------
Mark Belanian             Number: 0                      Number: 0
                          Assets: $0                     Assets: $0
--------------------------------------------------------------------------------
James R. Neel             Number: 0                      Number: 20
                          Assets: $0                     Assets: $18 million
--------------------------------------------------------------------------------

      As shown in the table above, certain portfolio managers may manage other accounts. Fees earned by Aviance may vary among these accounts. These factors could create conflicts of interest if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for other accounts that may adversely impact the value of securities held by the Fund. However, Aviance believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; (ii) the equity securities in which the Fund will invest are typically liquid securities; and (iii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aviance has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

      Securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Sub-Advisor or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Sub-Advisor may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner which it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the trustees of the Fund that the benefits from the Sub-Advisor organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

      As of November 30, 2008, the portfolio managers received all of their compensation from Aviance or its predecessor. Aviance seeks to maintain a highly competitive compensation program designed to attract and retain qualified investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. The principal components of compensation for portfolio managers include a base salary, annual bonus, annual discretionary merit bonus, and various retirement benefits.

      At November 30, 2008, none of the portfolio managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act")) any shares of the Fund. The portfolio managers may purchase common shares of the Fund for their personal accounts.

      The Sub-Advisor, subject to the Board of Trustees' and the Advisor's supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the Securities and Exchange Commission in all material respects and to conduct its activities under the Sub-Advisory Agreement in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration and By-laws, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Advisor is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

      From the commencement of the Fund's operations through May 31, 2009, the Fund paid the Advisor $1,727,516 of which $863,758 was paid by the Advisor to the Sub-Advisor. See "Summary of Fund Expenses" and "Management of the Fund -- Investment Management Agreement" in the Fund's Prospectus.

      The Sub-Advisory Agreement may be terminated without the payment of any penalty by the Advisor, the Fund's Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Advisor.

      All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by the Board of Trustees of the Fund, including a majority of the Independent Trustees of the Fund, and the sole shareholder of the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to the supervision of the Board of Trustees, the Sub-Advisor shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Sub-Advisor and to select the market in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Sub-Advisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Sub-Advisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Sub-Advisor reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (within the meaning of Section 28(e)(3) of the 1934 Act) provided by such broker or dealer to the Sub-Advisor, viewed in terms of either that particular transaction or of the Sub-Advisor's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Advisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

      The Sub-Advisor's objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. Steps associated with seeking best execution are: (1) determine each client's trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

      In arranging for the purchase and sale of clients' portfolio securities, the Sub-Advisor takes numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts' portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; the Sub-Advisor's knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; the Sub-Advisor's knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer's execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. The Sub-Advisor does not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weighs a combination of the preceding factors.

      When buying or selling securities in dealer markets, the Sub-Advisor generally prefers to deal directly with market makers in the securities. The Sub-Advisor will typically effect these trades on a "net" basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the "spread." Usually, the market maker profits from the "spread," that is, the difference between the price paid (or received) by the Sub-Advisor and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

      The Sub-Advisor may use Electronic Communications Networks ("ECN") or Alternative Trading Systems ("ATS") to effect such over-the-counter trades for equity securities when, in the Sub-Advisor's judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

      Portfolio transactions for each client account will generally be completed independently, except when the Sub-Advisor is in the position of buying or selling the same security for a number of clients at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Sub-Advisor endeavors, when possible, to use an "averaging" procedure.

      Under this procedure, purchases or sales of a particular security for clients' accounts will at times be combined or "batched" with purchases or sales for other advisory clients by the Sub-Advisor unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients' purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

      The Sub-Advisor may also consider the following when deciding on allocations: (1) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (2) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (3) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.


          CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

      Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust (the "Declaration") contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

      The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund. The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Fund or its shareholders, for any act, omission, or obligation of the Fund. A present or former Trustee, officer or employee of the Fund is not liable to the Fund or its shareholders for any action or failure to act (including without limitation the failure to compel in any way any former or acting trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office, and for nothing else and is not liable for errors of judgment or mistakes of fact or law.

      The Declaration requires the Fund to indemnify any persons who are or who have been Trustees, officers or employees of the Fund for any liability for actions or failure to act except to extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

      The Declaration also clarifies that any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

      The Declaration requires a shareholder vote only on those matters where the 1940 Act or the Fund's listing with an exchange require a shareholder vote, but otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another closed end fund, and the sale of all or substantially all of its assets without shareholder approval if the 1940 Act would not require such approval. The Declaration further provides that the Trustees may amend the Declaration in any respect without shareholder approval. The Declaration, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

      The Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of two-thirds of the Trustees, the Board of Trustees may from time to time be increased or decreased. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the Trustees elected by the holders of the Preferred Shares. Vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration relating to the election and removal of Trustees may be amended only by vote of two-thirds of the Trustees then in office.

      Generally, the Declaration requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration); (3) a sale, lease or exchange of all or substantially all of the Fund's assets (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration); (4) in certain circumstances, a termination of the Fund; (5) removal of trustees by shareholders; or (6) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then Preferred Shares outstanding, with respect to (1) above, two-thirds of the Preferred Shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the Preferred Shares within the meaning of Section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two-thirds of the Preferred Shares voting as a separate class provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the trustees.

      As noted above, pursuant to the Declaration, the affirmative approval of two-thirds of the Shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than

$1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (i) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the trustees specifically make such transaction subject to this voting provision, (ii) any transaction if the trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (iii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

      The provisions of the Declaration described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Shareholders.

      The Declaration of Trust also provides that prior to bringing a derivative action, a demand must first be made on the Trustees by three unrelated shareholders that hold shares representing at least 5% of the voting power of the Fund or affected class. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund's costs, including attorney's fees. The Declaration also includes a forum selection clause requiring that any shareholder litigation be brought in certain courts in Illinois and further provides that any shareholder bringing an action against the Fund waive the right to trial by jury to the fullest extent permitted by law.

      Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.


            REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trustees, in consultation with the Fund's Adviser, Sub-Advisor and any corporate finance services and consulting agent that the Advisor may retain, from time to time may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. In addition, any service fees incurred in connection with any tender offer made by the fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders. Before deciding whether to take any action if the Fund's common shares trade below net asset value, the trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

      Further, the staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

      Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

      Although the decision to take action in response to a discount from net asset value will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board of Trustee's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

      Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are Preferred Shares outstanding, the affirmative vote of two-thirds of the Preferred Shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the Prospectus under "Closed-End Fund Structure" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund's common shares would no longer be listed on the New York Stock Exchange. Any preferred shares or other Borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in the Prospectus to the extent discussed therein. Such limitations could adversely affect distributions to common shareholders in the event of conversion to an open-end fund. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge or contingent deferred sales change, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

      The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and net asset value that might otherwise exist.

      In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.


                           FEDERAL INCOME TAX MATTERS

      This section summarizes some of the main U.S. federal income tax consequences of owning common shares of the Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

      This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

      As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

      The Fund intends to continue to qualify annually and to elect to be treated as a regulated investment company under the Code and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its shareholders.

      To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and which are engaged in the same, similar or related trades or businesses or the securities of one or more certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (determined without regard to capital gain dividends and exempt interest dividends) and at least 90% of its net tax-exempt interest income each taxable year.

      As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Internal Revenue Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the 4% excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      If the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund will be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits will be taxed to shareholders as dividend income, which, in general and subject to limitations under the Internal Revenue Code, under current law will constitute qualified dividend income in the case of individual shareholders and would be eligible for corporate dividends received deduction. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the Internal Revenue Service. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such net built-in gain in existence at the time of the reelection recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

DISTRIBUTIONS

      Dividends paid out of the Fund's investment company taxable income (computed without regard to deduction for dividends paid) generally are taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, if the Fund holds certain equity securities, certain ordinary income distributions that are specifically designated by the Fund may constitute qualified dividend income eligible for taxation at capital gains tax rates. In particular, a portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (generally, a maximum rate of 15%), provided certain holding period and other requirements are satisfied by both the Fund and the shareholder and provided the dividends are attributable to "qualified dividends" received by the Fund itself. Dividends received by the Fund from real estate investment trusts and foreign corporations are qualified dividends eligible for this lower tax rate only in certain circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011.

      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's tax basis in his or her shares. To the extent that the amount of any distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

      If the Fund holds a residual interest in a real estate mortgage investment conduit ("REMIC"), some distributions from the Fund may be considered excess inclusion income when received by shareholders of the Fund. Further, in some circumstances, the Fund may be required to pay a tax on the amount of excess inclusions allocable to shareholders of the Fund that are considered disqualified organizations. In addition, the withholding tax provisions will be applied to the excess inclusion portion of dividends paid to foreign shareholders without regard to any exemption or reduction in tax rate.

      Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

DIVIDENDS RECEIVED DEDUCTION

      A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income dividends on shares that are attributable to dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

SALE OR EXCHANGE OF FUND SHARES

      Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

      Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to the shares.

NATURE OF THE FUND'S INVESTMENTS

      Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income,
(3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

      Certain income trusts (such as U.S. royalty trusts) and master limited partnerships that are not "qualified publicly traded partnerships" (as defined for U.S. federal income tax purposes) generally pass through tax items such as income, gain or loss to interest holders. In such cases, the Fund will be required to monitor the individual underlying items of income that it receives from such entities to determine how it will characterize such income for purposes of meeting the 90% gross income requirement. In addition, in certain circumstances, the Fund will be deemed to own the assets of such entities and would need to look to such assets in determining the Fund's compliance with the asset diversification rules applicable to regulated investment companies. Thus, the extent to which the Fund may invest in securities issued by such entities may be limited by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code. Prospective investors should be aware that if, contrary to the Fund's intention, the Fund fails to limit its direct and indirect investments in such entities, or if such investments are re-characterized for U.S. federal income tax purposes, the Fund's status as a regulated investment company may be jeopardized.

INVESTMENT IN SECURITIES OF UNCERTAIN TAX CHARACTER

      The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

INVESTMENT CERTAIN FOREIGN CORPORATIONS

      If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

FOREIGN TAX CREDIT

      If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

BACKUP WITHHOLDING

      The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

      U.S. taxation of a shareholder who, for United States federal income tax purposes, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

      Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions, subject to certain exceptions described below.

      Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for a period or periods aggregating 183 or more days during the taxable year of the capital gain dividend and meets certain other requirements. However, this 30% tax (or lower rate under an applicable treaty) on capital gains of nonresident alien individuals who are physically present in the United States for 183 or more days only applies in exceptional cases because any individual present in the United States for 183 or more days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for a period or periods aggregating 183 or more days during the taxable year of the sale or exchange and meets certain other requirements.

      Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Internal Revenue Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

ALTERNATIVE MINIMUM TAX

      As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.


               PERFORMANCE RELATED AND COMPARATIVE INFORMATION

      The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds or indices. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper Inc., Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard & Poor's Index of 500 stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper Inc., that the Fund believes to be generally accurate.

      The Fund may, from time to time, show the standard deviation of either the Fund or the Fund's investment strategy and the standard deviation of the Fund's benchmark index. Standard deviation is a statistical measure of the historical volatility of a portfolio. Standard deviation is the measure of dispersion of historical returns around the mean rate of return.

      From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

      The Fund's "average annual total return" is computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

      Average Annual Total Return will be computed as follows:

            ERV = P(1+T)/n/

      Where  P = a hypothetical initial payment of $1,000
             T = average annual total return
             n = number of years
           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

      The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

      Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

      Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

            ATV/D/ = P(1+T)/n/

      Where: P = a hypothetical initial investment of $1,000
             T = average annual total return (after taxes on distributions) n = number of years
        ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

      Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

            ATV/DR/ = P(1+T)/n/

      Where: P = a hypothetical initial investment of $1,000
             T = average annual total return (after taxes on distributions and redemption)
             n = number of years
       ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

      Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

            Yield = 2 [( a-b/cd +1)/6/ - 1]

      Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
             d = the maximum offering price per share on the last day of the period

      Past performance is not indicative of future results. At the time shareholders sell their shares, they may be worth more or less than their original investment.


                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Financial Statements of the Fund as of November 30, 2008, incorporated by referenced in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as set forth in their report thereon incorporated by reference in this Statement of

Additional Information, and is incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing services. Deloitte & Touche LLP provides auditing services to the Fund. The principal business address of Deloitte & Touche LLP is 111 South Wacker Drive, Chicago, Illinois 60606.


         CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

      PFPC Trust Company, an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as custodian for the Fund. As such, PFPC Trust Company has custody of all securities and cash of the Fund and attend to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. PNC Global Investment Servicing (U.S.) Inc., also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., located at 301 Bellevue Parkway, Wilmington, Delaware 19089, serves as administrator, fund accountant and transfer agent for the Fund. As administrator and fund accountant for the Fund, PNC Global Investment Servicing (U.S.) Inc. provides certain fund accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant certain Fund accounting information; and providing other continuous accounting and administrative services. As transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Fund, PNC Global Investment Servicing (U.S.) Inc. provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts.


                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

                            FINANCIAL STATEMENTS AND
           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Fund's financial statements and financial highlights and the reports of Deloitte & Touche LLP thereon, contained in the following documents filed by the Fund with the Commission, are hereby incorporated by reference into, and are made part of, this Statement of Additional Information: The Fund's Annual Report for the year ended November 30, 2008 contained in the Fund's Form N-CSR filed with the Commission on February 6, 2009 and the Fund's Semi-Annual Report for the six months ended May 31, 2009 contained in the Fund's Form N-CSRS filed with the Commission on August 7, 2009. A copy of such Annual Report and Semi-Annual Report must accompany the delivery of this Statement of Additional Information and may be obtained without charge by calling (800) 988-5891 or writing to First Trust Advisors L.P., 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

      Standard & Poor's Ratings Group -- A brief description of the applicable Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:

      A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

      Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

      Issue credit ratings are based in varying degrees, on the following considerations:

         o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         o   Nature of and provisions of the obligation; and

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

      An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

      An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

      An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

      An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

      Obligations rated `BB,' `B,' `CCC,' `CC,' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

      An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

      An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

      An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

      An obligation rated `CC' is currently highly vulnerable to nonpayment.

C

      The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

      An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

      The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

      The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p

      The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

      Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

      The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

      Not rated.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

      Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA,' `AA,' `A,' `BBB,' commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

      Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Chapter 1 Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

         - Chapter 2 Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

      Note rating symbols are as follows:

SP-1

      Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

      Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

      Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1

      A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

      A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

      A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

      A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

      A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

      A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT RATINGS

Aaa

      Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

      Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A

      Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

      Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

      Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

      Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

      Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

      Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

      Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM DEBT RATINGS

      There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

      This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

      This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

      This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

      This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

      This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

COMMERCIAL PAPER

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

      Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

      Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

      Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

      Fitch Rating Services, Inc.-- A brief description of the applicable Fitch Rating Services, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

      International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings." The following scale applies to foreign currency and local currency ratings.

      International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

AAA

      Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

      Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

      High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

      Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB

      Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

      Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D

      Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

SHORT-TERM CREDIT RATINGS

      International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings." The following scale applies to foreign currency and local currency ratings.

      A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

      International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1

      Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

      Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

      Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

      Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

      Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC,' or to Short-term ratings other than `F1'.

      `NR' indicates that Fitch does not rate the issuer or issue in question.

      `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B

                         AVIANCE CAPITAL MANAGEMENT, LLC
                             PROXY VOTING GUIDELINES

-------------------------------------------------------------------------------

      Aviance Capital Management, LLC. (the "Sub-Advisor") serves as investment adviser providing discretionary investment advisory services for a closed-end investment company (the "Fund"). As part of these services, the Sub-Advisor has full responsibility for proxy voting and related duties. In fulfilling these duties, the Sub-Advisor has adopted the following policies and procedures:

      1. It is the Sub-Advisor's policy to seek to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

      2. The Sub-Advisor shall be responsible for the oversight of the Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

      3. The Sub-Advisor has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Sub-Advisor on the voting of proxies related to securities held by the Fund. ISS provides voting recommendations based on established guidelines and practices. The Sub-Advisor has adopted these ISS Proxy Voting Guidelines.

      4. The Sub-Advisor shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Sub-Advisor may not vote in accordance with the ISS recommendations if the Sub-Advisor believes that the specific ISS recommendation is not in the best interests of the Fund.

      5. If the Sub-Advisor manages the assets or pension fund of a company and any of the Sub-Advisor's clients hold any securities in that company, the Sub-Advisor will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Sub-Advisor has actual knowledge of any other type of material conflict of interest between itself and the Fund with respect to the voting of a proxy, the Sub-Advisor shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

      6. If the Fund requests the Sub-Advisor to follow specific voting guidelines or additional guidelines, the Sub-Advisor shall review the request and follow such guidelines, unless the Sub-Advisor determines that it is unable to follow such guidelines. In such case, the Sub-Advisor shall inform the Fund that it is not able to follow the Fund's request.

      7. The Sub-Advisor may have clients in addition to the Fund which have provided the Sub-Advisor with discretionary authority to vote proxies on their behalf. In such cases, the Sub-Advisor shall follow the same policies and procedures.

                           PART C - OTHER INFORMATION

Item 25:  Financial Statements and Exhibits

1.   Financial Statements:

      The Registrant's audited financial statements, notes to the financial statements and the report of independent public accounting firm thereon have been incorporated into Part B of the Registration Statement by reference to Registrant's Annual Report for the fiscal year ended November 30, 2008 contained in its Form N-CSR, as described in the statement of additional information.

2.   Exhibits:

a.   Declaration of Trust dated June 14, 2007.(1)

b.   By-Laws of Fund.(2)

c.   None.

d.   Form of Share Certificate.(3)

e.   Terms and Conditions of the Dividend Reinvestment Plan.(3)

f.   None.

g.1 Investment Management Agreement between Registrant and First Trust Advisors L.P.(3)

g.2 Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Aviance Capital Management, LLC.(3)

h.1  Form of Underwriting Agreement.*

h.2  Form of Sales Agreement.*

i.   None.

j.   Custodian Services Agreement between Registrant and PFPC Trust Company.

k.1 Transfer Agency Services Agreement between Registrant and PNC Global Investment Servicing (U.S.) Inc.

k.2 Administration and Accounting Services Agreement between Registrant and PNC Global Investment Servicing (U.S.) Inc.

l.1  Opinion and consent of Chapman and Cutler LLP.*

l.2  Opinion and consent of Bingham McCutchen LLP.*

m.   None.

n.   Consent of Independent Registered Public Accounting Firm.

o.   None.

p.   Subscription Agreement between Registrant and First Trust Advisors L.P.(3)

q.   None.

r.1  Code of Ethics of Registrant.(3)

r.2  Code of Ethics of First Trust Portfolios L.P.(3)

r.3  Code of Ethics of First Trust Advisors L.P.(3)

r.4  Code of Ethics of Aviance Capital Management, LLC.(3)

s.   Powers of Attorney.

---------------------------------

* To be filed by amendment.

(1) Filed on June 15, 2007 in Registrant's Registration Statement on Form N-2 (File No. 333-143792) and incorporated herein by reference.

(2) Filed on June 24, 2007 in Registrant's Registration Statement on Form N-2 (File No. 333-143792) and incorporated herein by reference.

(3) Filed on September 20, 2007 in Registrant's Registration Statement on Form N-2 (File No. 333-143792) and incorporated herein by reference.


Item 26:  Marketing Arrangements

      Reference is made to the form of underwriting agreement and/or sales agreement for the Registrant's common shares to be filed in a post-effective amendment to the Registrant's Registration Statement and the section entitled "Plan of Distribution" contained in Registrant's Prospectus, filed herewith as Part A of Registrant's Registration Statement.

Item 27:  Other Expenses of Issuance and Distribution

-----------------------------------------------------------------------------
Securities and Exchange Commission Fees                     $ *
-----------------------------------------------------------------------------
Financial Industry Regulatory Authority, Inc. Fees          $ *
-----------------------------------------------------------------------------
Printing and Engraving Expenses                             $ *
-----------------------------------------------------------------------------
Legal Fees                                                  $ *
-----------------------------------------------------------------------------
Listing Fees                                                $ *
-----------------------------------------------------------------------------
Accounting Expenses                                         $ *
-----------------------------------------------------------------------------
Blue Sky Filing Fees and Expenses                           $ *
-----------------------------------------------------------------------------
Miscellaneous Expenses                                      $ *
-----------------------------------------------------------------------------
Total                                                       $ *
-----------------------------------------------------------------------------
* To be completed by amendment.


Item 28:  Persons Controlled by or under Common Control with Registrant

   Not applicable.


Item 29:  Number of Holders of Securities

   At __________, 2009

-------------------------------------------------------------------------
Title of Class                           Number of Record Holders
-------------------------------------------------------------------------
Common Shares, $0.01 par value           *
-------------------------------------------------------------------------
* To be completed by amendment.

Item 30:  Indemnification

      Section 9.5 of the Registrant's Declaration of Trust provides as follows:

      Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

      No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

      The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

      Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

      To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

      As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.


Item 31:  Business and Other Connections of Investment Advisers

The information in the Statement of Additional Information under the captions "Management of the Company--Directors and Officers" and "Sub-Advisor" is hereby incorporated by reference.


Item 32:  Location of Accounts and Records.

First Trust Advisors L.P. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 33:  Management Services

Not applicable.


Item 34:  Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.   Not applicable.

3.   Not applicable.

4. The Registrant undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
     Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is art of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use;

(e) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

     The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.   The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

7. Upon each issuance of securities pursuant to this Registration Statement, the Registrant undertakes to file a form of prospectus and/or prospectus supplement pursuant to Rule 497 and a post-effective amendment to the extent required by the Securities Act of 1933 and the rules and regulations thereunder, including, but not limited to a post-effective amendment pursuant to Rule 462(c) or Rule 462(d) under the Securities Act of 1933.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Wheaton, and State of Illinois, on the 1st day of September, 2009.

                                   FIRST TRUST ACTIVE DIVIDEND INCOME FUND


                                   By:  /s/ James A. Bowen
                                        -------------------------------------
                                        James A. Bowen, President


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

--------------------------------------------------------------------------------
Signature                Title                      Date
--------------------------------------------------------------------------------
By: /s/ James A. Bowen   President, Chairman of     September 1, 2009
-----------------------  the Board and Trustee
James A. Bowen           (Principal Executive
                         Officer)
--------------------------------------------------------------------------------
By: /s/ Mark R. Bradley  Chief Financial Officer    September 1, 2009
-----------------------  and Treasurer (Principal
Mark R. Bradley          Financial and Accounting
                         Officer)
--------------------------------------------------------------------------------
Richard E. Erickson(1)   Trustee                )   By:   /s/ W. Scott Jardine
-------------------------------------------------        ----------------------
Thomas R. Kadlec(1)      Trustee                )         W. Scott Jardine
-------------------------------------------------         Attorney-In-Fact
Robert F. Keith(1)       Trustee                )         September 1, 2009
-------------------------------------------------
Niel B. Nielson(1)       Trustee                )
--------------------------------------------------------------------------------

_______________

(1) Original powers of attorney authorizing James A. Bowen, W. Scott Jardine, Kristi A. Maher and Eric F. Fess to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed and are filed as an Exhibit hereto.

INDEX TO EXHIBITS

j.     Custodian Services Agreement.

k.1    Transfer Agency Services Agreement.

k.2    Administration and Accounting Services Agreement.

n.     Consent of Independent Registered Public Accounting Firm.

s.     Powers of Attorney.